As filed with the Securities and Exchange Commission on February 21, 1997


                                                     Registration Nos. 33-6931
                                                                      811-4727
 =============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           --------------------------

                                  FORM N-1A
                            REGISTRATION STATEMENT
                                  Under the
                            SECURITIES ACT OF 1933                    [ ]

                        Pre-Effective Amendment No.                   [ ]

                       Post-Effective Amendment No. 24                [X]
                                    and/or
                            REGISTRATION STATEMENT
                                  Under the
                        INVESTMENT COMPANY ACT OF 1940                [X}
                               Amendment No. 25
                       (Check appropriate box or boxes)

                           --------------------------

                     Phoenix Strategic Equity Series Fund
              (Exact Name of Registrant as Specified in Charter)

                           --------------------------

  101 Munson Street, Greenfield, Massachusetts                   01301
    (Address of Principal Executive Offices)                  (Zip Code)

         c/o Phoenix Equity Planning Corporation--Shareholder Services
                                (800) 243-1574
             (Registrant's Telephone Number, including Area Code)

                           --------------------------

                              Philip R. McLoughlin
                  Vice Chairman and Chief Executive Officer
                      Phoenix Duff & Phelps Corporation
                              56 Prospect Street
                       Hartford, Connecticut 06115-0479
                   (name and address of Agent for Service)

                           --------------------------

                 Approximate Date of Proposed Public Offering:


  It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ] on      pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[X] on May 1, 1997 pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.
A Rule 24f-2 Notice for the fiscal year ended on April 30, 1996 was filed by Registrant with the Commission on June 27, 1996.
 =============================================================================

  This Registration Statement contains two prospectuses and two Statements of
                           Additional Information.
               These are identified as Version A and B of each.
                     PHOENIX STRATEGIC EQUITY SERIES FUND

                                  [VERSION B]
                  Cross Reference Sheet Pursuant to Rule 495
                       Under the Securities Act of 1993

                                     PART A
                      Information Required in Prospectus

 Item Number                                                      Prospectus Caption
---------------------------------------------------- --------------------------------------------
1.        Cover Page                                   Cover Page
2.        Synopsis                                     Introduction; Fund Expenses
3.        Condensed Financial Information              Financial Highlights
4.        General Description of Registrant            Cover Page; Introduction; Investment Objective
                                                       and Policies; Additional Information
5.        Management of the Fund                       Management of the Fund
6.        Capital Stock and Other Securities           Dividends, Distributions and Taxes; Net Asset
                                                       Value; How to Buy Shares; Additional Information
7.        Purchase of Securities Being Offered         How to Buy Shares; Alternative Sales
                                                       Arrangements; Distribution Plans; Net Asset
                                                       Value; Investor Accounts and Services Available
8.        Redemption or Repurchase                     How to Redeem Shares
9.        Pending Legal Proceeding                     Not Applicable

                                     PART B
         Information Required in Statement of Additional Information

 Item Number                                           Statement of Additional Information Caption
-----------------------------------------------------  --------------------------------------------
10.        Cover Page                                   Cover Page
11.        Table of Contents                            Table of Contents
12.        General Information and History              Cover Page; General Information
13.        Investment Objectives and Policies           Cover Page; Investment Objectives and
                                                        Policies; Investment Restrictions
14.        Management of the Fund                       Services of the Adviser; Trustees and Officers;
                                                        Other Information
15.        Control Persons and Principal Holders of
           Securities                                   Not Applicable
16.        Investment Advisory and Other Services       Services of the Adviser
17.        Brokerage Allocation                         Portfolio Transactions and Brokerage
18.        Capital Stock and Other Securities           Net Asset Value; How to Buy Shares
19.        Purchase, Redemption and Pricing             How to Buy Shares; Exchange Privileges;
           of Securities Being Offered                  Redemption of Shares; Net Asset Value
20.        Tax Status                                   Dividends, Distributions and Taxes
21.        Underwriter                                  The Distributor
22.        Calculations of Performance Data             Performance Information
23.        Financial Statements                         Financial Statements

  The following pages from Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 27, 1996 are incorporated herein by reference thereto:


Part A

Cross Reference pages to items required by Rule 495(a)
Prospectus pages 1 through 28.

Part B

Statement of Additional Information pages 1 through 24
April 30, 1996 Annual Report

                                                                    PROSPECTUS


                         Phoenix Strategic
                         Equity
                         Series Fund
                         Prospectus
                                                        ----------------------
                                                        May 1, 1997
                                                        ----------------------


                                             Micro Cap Fund




                                   PHOENIX

[LOGOTYPE] PHOENIX
           DUFF & PHELPS

                     PHOENIX STRATEGIC EQUITY SERIES FUND


                              101 Munson Street
                             Greenfield, MA 01301
                                  PROSPECTUS



                                 May 1, 1997



  Phoenix Strategic Equity Series Fund (the "Fund") is an open-end management investment company whose shares are offered in four series, one of which is offered by this Prospectus. Each series represents an investment in a separate diversified fund with its own investment objectives and policies designed to meet its specific investment goals. There can be no assurance that any Series will achieve its objective.

  Phoenix Micro Cap Fund (the "Micro Cap Series" or "Series") seeks as its investment objective long-term growth of capital. It is intended that this Series will invest primarily in a diversified portfolio of securities, primarily common stock, of micro-cap companies.


  This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Series is contained in the Statement of Additional Information, dated May 1, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency, and involve investment risk, including possible loss of principal.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 -----------------------------------------------------------------------------
                       CUSTOMER SERVICE: (800) 243-1574
                          MARKETING: (800) 243-4361
                  TELEPHONE ORDERS/EXCHANGES: (800) 367-5877
                TELECOMMUNICATION DEVICE (TTY) (800) 243-1926

                              TABLE OF CONTENTS

                                                                    Page
                                                                 ---------
INTRODUCTION                                                          3
FUND EXPENSES                                                         4
PERFORMANCE INFORMATION                                               6
INVESTMENT OBJECTIVES AND POLICIES                                    6
INVESTMENT TECHNIQUES AND RELATED RISKS                               7
INVESTMENT RESTRICTIONS                                              12
PORTFOLIO TURNOVER                                                   12
MANAGEMENT OF THE FUND                                               13
DISTRIBUTION PLANS                                                   13
HOW TO BUY SHARES                                                    15
INVESTOR ACCOUNTS AND SERVICES AVAILABLE                             19
NET ASSET VALUE                                                      21
HOW TO REDEEM SHARES                                                 22
DIVIDENDS, DISTRIBUTIONS AND TAXES                                   23
ADDITIONAL INFORMATION                                               24

                                 INTRODUCTION

  This Prospectus describes certain of the shares offered by and the operations of Phoenix Strategic Equity Series Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a Massachusetts business trust. Shares of the Fund are divided into four series. This Prospectus offers shares of the Phoenix Micro Cap Fund, one of the series currently offered by the Fund (the "Series"). Shares of the other series of the Fund are described in a separate prospectus. Each series has a different investment objective, and is designed to meet different investment needs.

The Investment Advisers

  The investment adviser for the Micro Cap Series is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and prior to November 1, 1995, was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreement and management fee.

Distributor and Distribution Plans


  Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."


  The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") for all classes of all Series. Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.30% of the Fund's average daily Class A Share net assets of a Series for distribution expenditures incurred in connection with the sale and promotion of Class A Shares of a Series and for furnishing shareholder services. Although the Class A Plan provides for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee charged to Class A Shares of a Series to 0.25% for the fiscal year 1997. Pursuant to the distribution plan adopted for Class B Shares of a Series, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets of a Series for distribution expenditures incurred in connection with the sale and promotion of Class B Shares of a Series and for furnishing shareholder services. See "Distribution Plans."

Purchase of Shares


  The Fund offers two classes of shares of each Series which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase ("Class A Shares") or (ii) on a contingent deferred basis ("Class B Shares").


  Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."

  Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

  Shares of each Class represent an identical interest in the investment portfolio of a Series and have the same rights, except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."


  Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


Minimum Initial and Subsequent Investments

  The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

Redemption Price


  Class A Shares of a Series may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank and Trust Company. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors

  There can be no assurances that the Series will achieve its investment objectives. As a result of the Series' substantial investment in the stock market, and particularly, the smallest capitalized companies traded, the net asset values of Fund shares will fluctuate significantly in response to changes in market and economic conditions, as well as the financial condition and prospects of such issuers.


  Micro-cap companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of domestic and foreign micro-cap companies are traded in lower volume than those issued by larger companies and less information about their prospects for continued success is typically available. Accordingly, the Micro Cap Series may be subject to greater investment risk than that assumed by mutual funds investing in a broader range of equities. See "Investment Objectives and Policies."



                                FUND EXPENSES


  The following table illustrates all fees and expenses a shareholder is expected to incur. The expenses and fees for the Series reflect a full year of operations ending April 30, 1998.


                                                      Micro Cap Series
                                       --------------------------------------------------
                                         Class A                   Class B
                                          Shares                   Shares

                                                         (Pro-Forma)

Shareholder Transaction Expenses

 Maximum Sales Load Imposed  on
  Purchases (as a percentage  of
  offering price)                           4.75%                    None

 Maximum Sales Load Imposed  on
  Reinvested Dividends                   None                        None

 Deferred Sales Load (as a  percentage               5% during the first year, decreasing 1%
  of original  purchase price or                     annually to 2% during the fourth and fifth
   redemption proceeds,  as                          years; thereafter decreasing to 0% after
  applicable)                            None                   the fifth year

 Redemption Fee                          None                        None

 Exchange Fee                            None                        None

Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

 Management Fees                            1.25%                   1.25%

 Rule 12b-1 Fees
   (after waiver) (a)                       0.25%                   1.00%

 Other Expenses                             0.48%                   0.48%

 Total Fund Operating Expenses              1.98%                   2.73%

 -----------------


  (a) "Rule 12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Class A Plan provides for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the fee to 0.25% for the Series' fiscal year ending April 30, 1998.

                                                                                 Cumulative Expenses
                                                                                 Paid for the Period
Example*                                                                          1 year    3 years
 ------------------------------------------------------------------------- -- --  -------- ----------
An investor would pay the following expenses on a hypothetical $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period.
 Micro Cap Series (Class A Shares)                                                  $67       $107
 Micro Cap Series (Class B Shares)                                                  $78       $115
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period:
 Micro Cap Series (Class A Shares)                                                  $67       $107
 Micro Cap Series (Class B Shares)                                                  $28       $ 85


*The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of the Fund", "Distribution Plans" and "How to Buy Shares."

                           PERFORMANCE INFORMATION

  The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for Class A and Class B Shares of the Series in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

  The yield of the Series will be computed by dividing the Series' net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve- month period to derive the Series' yield.

  Standardized quotations of average annual total return for Class A and Class B Shares of the Series will be expressed in terms of the average annual compound rate of return of a hypothetical investment in either Class A or Class B Shares of the Series over a period of 1, 5 and 10 years (or up to the life of the class of shares of the Series). Standardized total return quotations reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class
B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Series.


  The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare the Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted market value- weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.


  Advertisements, sale literature and other communications may contain information about the Series or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Series to respond quickly to changing market and economic conditions. From time to time, the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a portfolio; or compare the Series' equity or bond return figure to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

  Performance information for the Series reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Series during the particular time period in which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Series, see the Statement of Additional Information.

  The Fund's Annual Report, available upon request and without charge, will contain a discussion of the performance of the Series and a comparison of that performance to a securities market index.

                            INVESTMENT OBJECTIVES
                                 AND POLICIES


  The investment objective of the Micro Cap Series is long-term growth of capital. Any income derived from investments will be incidental. The Series' investment objective is a fundamental policy and may not be changed without the approval of the holders of a majority of the outstanding shares of the Series. There can be no assurance that the Series will achieve its investment objective.


  Under normal circumstances, at least 65% of the Series' total assets will be invested in stocks of all types of micro-cap companies. The Series defines micro-cap companies as companies whose individual market capitalizations at the time of acquisition would place them in the smallest 10% of market capitalization of companies as measured by the Wilshire 5000 Index or a comparable index or indices selected by the Adviser. The weighted average market capitalization of the Series' holdings is expected to be less than the market capitalization of the largest companies in the bottom 5% of the market capitalization of equity issuers as measured by the Wilshire 5000 Index. Currently, these companies have market capitalization of about $270 million or less. Up to 25% of the Series' total assets may be invested in micro-cap securities of foreign issuers.


  Micro-cap companies in which the Series is likely to invest are selected on the basis of the Adviser's assessment of their long-term potential to grow rapidly through a variety of factors including the expansion of existing product lines, introduction of new products, geographic expansion, market share gains, improved operating efficiency, unexploited themes, or acquisitions. The Adviser seeks those small and emerging companies which can show significant and sustained increases in earnings over an extended period of time. Based on the Adviser's strict sell discipline, however, stocks of companies which fail to meet the Adviser's expectations will be sold. A strong financial structure and fundamental prospects will be sought, but given the limited operating history of smaller companies, and the tendency for less information regarding such companies to be publicly available in certain situations, some of the above factors will not be available or remain to be proven. Full development of these companies frequently takes time and, for this reason, the Series should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

  The Series does not intend to concentrate investments in any specific industry. The Adviser may invest also in securities that are privately placed or issued by newly established emerging entities and not readily marketable when they present attractive investment opportunities. Investment in these securities may provide greater rewards but will involve greater risk. The Series may not invest more than 15% of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of the Series' shares).

  During adverse economic or market conditions, when the Adviser deems a temporary defensive position is prudent, any part of the Series' assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

Risk Considerations

  Micro-capitalization companies are often companies with limited operating history as a public company or companies within industries which have recently emerged due to cultural, economic, regulatory or technological developments. Many micro-capitalization companies are not well-known to the investing public and are followed by relatively few securities analysts, resulting in less publicly available information concerning these companies as compared to larger capitalization companies. Given the limited operating history and rapidly changing fundamental prospects, investment returns from micro-capitalization companies are highly volatile. Micro-capitalization companies may at times find their ability to raise capital impaired by their size or lack of operating history.

  Stocks of micro-capitalization companies and investments in private placement securities are subject to varying patterns of trading volume creating points when the securities may be illiquid. Securities of micro-capitalization companies traded in the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting greater price volatility and less liquidity than larger capitalization companies traded on the New York or American Stock Exchange.

  Other factors influencing the performance and volatility of the stocks of micro-capitalization companies include industry developments within larger markets, major economic trends and developments and general market movements in both the equity and fixed income markets.

  Investment in equity securities of foreign micro- capitalization companies may involve special risks, particularly from political and economic developments abroad and differences between foreign and U.S. regulatory systems. Foreign micro-capitalization companies may be less liquid and their prices more volatile than comparable domestic securities issuers.


  The Series commenced operations on May 1, 1997 based on initial capitalization of $5 million. The ability of the Series to raise additional capital for investment purposes may directly effect the spectrum of portfolio holdings and performance.


  Additional discussion regarding risks involved in investing in the Series are described in the Investment Techniques and Related Risks" section below.

                            INVESTMENT TECHNIQUES
                              AND RELATED RISKS

Investing in Convertible Securities

  The Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each of the Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Writing Covered Options


  The Series may, from time to time, write covered call option contracts as a means of increasing the yield on the Series' portfolio and also as a means of providing limited protection against decreases in the market value of the Series' portfolio. Options are technically forms of "derivatives" in that their value is dependent upon fluctuations in the value of other securities. Such contracts will be written on securities in which the Series has authority to invest and on securities indices listed on an organized national securities exchange. The aggregate value of the securities underlying such call options will be limited to not more than 25% of the net assets of the Series.



  A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A call option is "covered" if, throughout the life of the option, (1) the Series owns the optioned securities, (2) the Series maintains in a segregated account with its Custodian, any asset, including equity securities and non- investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, with a value sufficient to meet its obligations under the call, or (3) if the Series owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Series will write only call option contracts when it is believed that the total return to the Series can be increased through such premiums consistent with the Series' investment objective.


  The Series may also write covered call options on securities indices. Through the writing of call index options the Series can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing of not more than 25% of the net assets of the Series. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.


  The Series may purchase options to close out a position (i.e., enter into a "closing purchase transaction" (the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security)). When a security is sold from the Series' portfolio, the Series will effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Series may wish to purchase a call option to hedge its portfolio against an anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the total assets of the Series may be invested in the purchase of put and call options, including index options.


Purchasing Call and Put Options, Warrants and Stock Rights

  The Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies or if in the opinion of the Adviser, a hedging transaction is consistent with the Series' investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.


  Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.


  Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser and verified in appropriate cases.

  A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Series may be able to realize the value of an OTC option it has purchased only by exercising its OTC option or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

  Financial Futures and Related Options. The Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of the Series' portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

  Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions". A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

  The Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts and may enter into financial futures contracts on foreign currencies.


  The Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Series will not purchase or sell any financial futures contract or related option if, immediately thereafter, the assets committed with respect to the Series' existing futures and related options positions and the premiums paid for related options would exceed 5% of the Series' total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.



  Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectation as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because the Series may be unable to close its position. The risk in purchasing an option on a financial futures contract is potentially unlimited. Also, there may be circumstances when the purchase of an option on a financial futures contract could result in a loss while the purchase or sale of the contract would not have resulted in a loss.


Repurchase Agreements

  The Series may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 10% of the total assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days. A repurchase agreement is an agreement under which the Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Series and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by the Series will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Series' account by the Fund's custodian bank until repurchased.

  The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy.

Lending Portfolio Securities


  In order to increase the return on its investment, the Series may each lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 33% of the value of its total assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by the Adviser to be credit-worthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially.


Foreign Currency Transactions

  The value of the assets of the Series, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and may incur costs in connection with conversions between various currencies. The Series may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Series' custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

  When the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, it is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Utilizing this investment technique may also hedge the foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

  When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

  It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

  If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Investing in Foreign Securities


  The Series may invest up to 25% of its total assets in the securities of foreign issuers. The Series may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. While the Series may purchase the securities of issuers from various countries, it is anticipated that its foreign investments will be primarily in securities of issuers from the major industrialized nations such as the United Kingdom, France, Canada, Germany and Japan. The Series may also invest in domestic securities denominated in foreign currencies.



  Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, differences and inefficiencies in transaction settlement systems, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.



  Many of the foreign securities held by the Series will not be registered with the Securities and Exchange Commission ("SEC") and the issuers thereof will not be subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


  In investing in securities denominated in foreign currencies, the Series will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Series' assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Series will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

  Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Series and which may not be recoverable by the Series or its investors.

  The Series will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Series may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Series' portfolio may be affected by such trading on days when a shareholder has no access to the Series.

  Investment income received by the Series from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Series should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Series may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

Leverage


  The Series may from time to time increase its ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Fund to borrow up to 25% of the total assets (including any borrowings) of the Series. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of the Series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

  Interest on money borrowed will be an expense of the Series with respect to which the borrowing has been made. As such expense would not otherwise be incurred, the net investment income of the Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

  Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Series with respect to which the borrowing has been made.

  Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of the Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Series, the net asset value of the Series will decrease faster than would otherwise be the case.

Private Placements and Rule 144A Securities


  The Series may purchase securities which have been privately issued or are issued by newly established emerging entities and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 ( the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. The Series may invest up to 15% of its net assets in illiquid securities.


Short Sales


  The Series may from time to time make short sales involving securities held in the Series' portfolio or which the Series has the right to acquire without the payment of further consideration. Short sales expose the Series to the risk that it will be required to replace the borrowed securities to cover its short position at a time when the securities may have appreciated in value, thus resulting in a loss to the Series.



                           INVESTMENT RESTRICTIONS


  The investment restrictions to which the Series is subject, together with the investment objective of the Series, are fundamental policies of the Series which may not be changed without the approval of the Series' shareholders. The Series has adopted fundamental policies with regard to the issuance of senior securities, short sales, the borrowing of money, the underwriting of securities of other issuers, concentration of investments in particular industries, the purchase and sale of real estate, commodities and futures contracts, and the making of loans.


  A detailed description of the Series' investment restrictions is contained in the Statement of Additional Information.

                              PORTFOLIO TURNOVER

  The Series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Series and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. As the securities of micro-cap companies traded in the over-the-counter market tend to have fewer market makers, wider spreads between quoted bid and asked prices is to be expected; resulting in additional expense to the Series.

  The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Although the portfolio turnover rate of the Series cannot be accurately predicted, it is anticipated that the annual turnover rate will likely not exceed 150%-200%. Although securities for the Series are not purchased for the short-term, the Adviser's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Adviser's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of the Series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. For more information regarding the consequences relating to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND


  The Fund is a mutual fund known as an open-end management company. The Trustees of the Trust are responsible for the overall supervision of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.


The Adviser


  The investment adviser to the Series is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Duff & Phelps Corporation of Chicago, Illinois. Prior to November 1, 1995, PIC and Equity Planning were indirect, wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. In addition to the Series, PIC also serves as investment adviser to Phoenix Strategic Equity Series Fund (other than Equity Opportunities
Fund), Phoenix Series Fund, Phoenix Multi-Portfolio Fund (other than the Real Estate Securities Portfolio), Phoenix Strategic Allocation Fund, Inc., The Phoenix Edge Series Fund (other than the Real Estate Securities Series and the Aberdeen New Asia Series) and Phoenix Duff & Phelps Institutional Mutual Funds (other than Enhanced Reserves Portfolio) and as sub-adviser to investment portfolios of JNL Series Trust, Chubb America Fund, Inc., SunAmerica Series Trust and American Skandia Trust. PIC was originally organized in 1932 as John Chase, Inc. As of December 31, 1996, PIC had approximately $18.2 billion in assets under management.



  For managing or directing the management of the investments of the Series, PIC is entitled to a fee, payable monthly, at the annual rate of 1.25% of the aggregate net asset values of the Series.


  The total advisory fee of 1.25% of the aggregate net assets of the Series is greater than that for most mutual funds; however, the Board of Trustees of the Fund believe that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Series.

The Portfolio Manager


  Mr. William J. Newman serves as Portfolio Manager of the Series and as such is primarily responsible for the day to day management of the Series. Mr. Newman joined Phoenix Home Life in April 1995 as Chief Investment Strategist and Managing Director for Phoenix Investments. Mr. Newman is also Executive Vice President and Chief Investment Strategist of PIC and National Securities & Research Corporation. He is Senior Vice President of The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, Phoenix Income and Growth Fund, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Worldwide Opportunities Fund and Phoenix Duff & Phelps Institutional Mutual Funds. Mr. Newman was Chief Investment Strategist for Kidder Peabody in New York from May 1993 to December 1994. He was Managing Director at Bankers Trust from March 1991 to May 1993.


The Financial Agent


  Equity Planning also acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of the Series, at the following incremental annual rates:


 First $100 million                                          .05%
$100 million to $300 million                                 .04%
$300 million to $500 million                                 .03%
Greater than $500 million                                   .015%


  (b) a minimum fee of $50,000; and (c) an annual fee of $12,000 together with an additional $12,000 for any additional class of shares created in the future.


The Custodian and Transfer Agent


  The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian").


  Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 plus certain out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions for which such agents are paid a fee by Equity Planning.

Brokerage Commissions


  Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.



                              DISTRIBUTION PLANS


  The offices of Equity Planning, the national distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a director and officer of Equity Planning, is an officer of the Fund. Michael
E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen III, William R. Moyer, William J. Newman, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.

  Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as agent, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Series of the Fund.

  The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


  The Trustees have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Series of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. A 12b-1 fee paid by one series may be used to finance distribution of the shares of another series based on the number of shareholder accounts within the Fund. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% annually for the average daily net assets of the Fund's Class A Shares. However, the Distributor has voluntarily agreed to limit the maximum amount of reimbursement under the Class A Plan for the Series' fiscal year ended April 30, 1998 to 0.25% annually of the average daily net assets of the Series' Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 1.00% annually of the average daily net assets of the Series' Class B Shares.



  Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund and provision of shareholder services;
(iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectuses and Statements of Additional Information for distribution to potential investors; (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund, provided, however that a portion of such fee, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Series, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/ dealer firms, as compensation for providing personal services to shareholders and/or maintaining shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


  In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients; members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.


  For the fiscal year ended April 30, 1996, the Fund paid $571,764 under the Class A Plan and $98,689 under the Class B Plan. The fees were used to compensate unaffiliated broker- dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material.



  On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the affected Series of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund.


  The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.



                              HOW TO BUY SHARES


  The minimum initial purchase is $500, and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266- 8301. All shares will be held in book entry form.


  Each class of shares of the Series represents an interest in the same portfolio of investments of the Series, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Series has undistributed net income.


  Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A and Class B Shares.



  The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Shares of the Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.


Alternative Sales Arrangements

  The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. The Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.

  Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 participant employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.

  Class A Shares are subject to a lower distribution service fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares

  The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

  The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

  Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.

                            Sales Charge      Sales Charge       Dealer Discount
        Amount of          as Percentage      as Percentage       or Agency Fee
       Transaction          of Offering         of Amount       as Percentage of
    at Offering Price          Price            Invested         Offering Price*
------------------------  ----------------- ----------------- ---------------------
Less than $50,000                4.75%             4.99%                4.25%
$50,000 but under
  $100,000                       4.50%             4.71%                4.00%
$100,000 but under
  $250,000                       3.50%             3.63%                3.00%
$250,000 but under
  $500,000                       3.00%             3.09%                2.75%
$500,000 but under
  $1,000,000                     2.00%             2.04%                1.75%
$1,000,000 or more                None              None               None**

--------------------

*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with sales of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.


**In connection with Class A Share purchases (or subsequent purchases in any amount) by accounts held in the name of qualified employee benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker-dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

        Purchase Amount            Payment to Broker/Dealer
        ---------------            ------------------------
$1,000,000 to $3,000,000                      1%
$3,000,001 to $6,000,000                   0.50 of 1%
$6,000,001 or more                         0.25 of 1%

  If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment.

How to Obtain Reduced Sales Charges On Class A Shares

  Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Qualified Purchasers. No sales charge will be imposed on sales of shares to:
(1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or employees of Equity Planning;
(3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; or (16) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales made to persons listed in (1) through (15) above are made upon the written assurance that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.



  In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and
(2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases;
(3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


  Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

  Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

  Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

  An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

  Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the

Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the Section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

  Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

  Investors choosing the deferred salescharge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge, but are subject to a sales charge if redeemed within five years of purchase.

  Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.

  Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

  The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.


                             Contingent Deferred
                               Sales Charge as
                               a Percentage of
                                Dollar Amount
Year Since Purchase           Subject to Charge
------------------          ----------------------
First                                5%
Second                               4%
Third                                3%
Fourth                               2%
Fifth                                2%
Sixth                                0%

  In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first. Class B Shares held for over 5 years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the 5 year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

  To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares; first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) X $12 (lesser of original price or current market value) X 3% (applicable rate in the third year after purchase)].

  The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or
(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Phoenix Funds;
(f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

  Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution-related expenses.

  For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.


  The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and
(ii) the assessment of higher distribution fees and transfer agency costs with respect to Class B Shares does not result in dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversion of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.



                            INVESTOR ACCOUNTS AND
                              SERVICES AVAILABLE


  An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account in book entry form by the Transfer Agent which will forward a statement each time there is a change in the number of shares in the account.



  The Fund mails periodic reports to its shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports. Shareholder inquiries should be directed to the Fund at (800) 243-1574.


Bank Draft Investing Program (Investo-Matic Plan)


  By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his/her personal checking account to be used to purchase additional shares for his account. The amount the shareholder designates will be made available, in form payable to the order of Equity Planning, to the Transfer Agent by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.


Distribution Option

  The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. By exercising the distribution option, a shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares; (2) receive dividends in cash and capital gain distributions in additional shares; or (3) receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each such Fund carefully before directing dividends and distributions to the other Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares and are computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at 800-243- 1574 or sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he/she will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program

  The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their account on a predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares shall therefore be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The
Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."

  Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share.

  To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non- Program redemptions) each month; or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.

  The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


  Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program shall be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


Tax-Sheltered Retirement Plans


  Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.


Exchange Privileges


  Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by the Phoenix Funds, c/o State Street Bank and Trust Company.


  Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

  Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

  Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.


  Exchanges will be based upon each Series' net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


  The exchange of shares from one fund or Series to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of a disposition of shares.


  Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


  Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges


  Telephone Exchange Privileges are only available in states where the shares to be acquired may be legally sold. Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares held in book entry form may be exchanged by calling (800) 243-1574 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her legal representative.


  The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event, an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).


  If a shareholder elects not to use the Telephone Exchange Privilege, in order to exchange shares the shareholder must submit a written request to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


  Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.

                               NET ASSET VALUE


  The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities, and dividing by the total number of outstanding shares of the Series. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Series, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

  The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.



                             HOW TO REDEEM SHARES


  Shareholders have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301 (see "Net Asset Value"). In the case of Class B Share redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares", above). To be in proper form to redeem shares, the signature of the shareholder(s) must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).



  The Transfer Agent may waive the signature guarantee requirement in the case of shares registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act, if the proceeds do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, each Series maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers, or agents, who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of the general trading session of the New York Stock Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.


  Additional documentation may be required for redemptions by corporations, partnership or other organizations, executors, administrators, trustees, custodians, guardians, or from IRAs or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243- 1574. Redemption requests will not be honored until all required documents in proper form have been received.

Telephone Redemptions


  Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares held in book entry form may be redeemed by telephoning (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative.


  The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, the telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized redemption exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise and a shareholder should submit a written redemption request, as described above.

  If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.


  Telephone Redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business will be entered at the next calculated net asset value. However, telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.

Reinvestment Privilege


  Shareholders have a privilege of using redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at the net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for reinvestment must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the reinstatement privilege.


Redemption of Small Accounts


  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.



                           DIVIDENDS, DISTRIBUTIONS
                                  AND TAXES

  The Series is treated as a separate entity for Federal income tax purposes. The Series intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under Subchapter M of the Internal Revenue Code (the "Code"). In addition, the Series intends to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryover. As a result, the Series will not be subject to Federal income tax on the net investment income and net capital gains that it distributes. The discussion below is based upon the assumption that the Series will qualify as a RIC.

  The Series intends to make distributions from net investment income semi-annually, and intends to distribute net realized capital gains, if any, on an annual basis.

  The Series will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

  Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Series credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of the Series, generally are subject to Federal income tax and may be subject to state, local, and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Series.

  Long-term capital gains, if any, distributed to shareholders and which are designated by the Series as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Series have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

  Dividends and distributions generally will be taxable to shareholders in the taxable year in which they are received. However, dividends and distributions declared by the Series in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.

  A redemption or other disposition (including an exchange) of shares of the Series generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon a shareholder's holding period for his or her shares. A capital loss realized on a disposition of the Series shares held six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. In addition, if shares of the Series are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on any exchange.

  The foregoing is only a summary of some of the important tax considerations generally affecting the Series and their shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in the Series, there may be state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. Also, legislation may be enacted in the future that could affect the tax consequences described above. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign shareholders may be subject to U.S. Federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Important Notice Regarding Taxpayer IRS Certification

  Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.

  The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

  The Series will send to its shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.

  Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                            ADDITIONAL INFORMATION

Organization of the Fund

  The Fund was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Fund to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Fund to "Phoenix Strategic Equity Series Fund."

  The Declaration of Trust provides that the Fund's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there are four series of the Fund, each of which has two classes of shares.

  The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares".

  The Declaration of Trust establishing the Fund, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

Registration Statement

  This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                    Give Social Security Number or Tax Identification Number of:
------------                    ------------------------------------------------------------

Individual                      Individual

Joint (or Joint Tenant)         Owner who will be paying tax

Uniform Gifts to Minors         Minor

Legal Guardian                  Ward, Minor or Incompetent

Sole Proprietor                 Owner of Business (also provide owner's name)

Trust, Estate, Pension Plan     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
  Trust

Corporation, Partnership,       Corporation, Partnership, Other Organization
  Other Organization

Broker/Nominee                  Broker/Nominee

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        o A corporation
        o Financial institution
        o Section 501(a) exempt organization (IRA, Corporate
          Retirement Plan, 403(b), Keogh)
        o United States or any agency or instrumentality thereof
        o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
        o International organization or any agency or instrumentality thereof
        o Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        o Real estate investment trust
        o Common trust fund operated by a bank under section 584(a)
        o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        o Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

 -----------------
This Prospectus sets forth concisely the information about the Phoenix Strategic Equity Series Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


Phoenix Strategic Equity Series Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated May 1, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200 or by calling (800) 243-4361.



                      [RECYCLE LOGO] Printed on recycled paper using soybean ink



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Phoenix Strategic Equity Series Fund                     | Bulk Rate Mail  |
P.O. Box 2200                                            | U.S. Postage    |
Enfield, CT 06083-2200                                   | PAID            |
                                                         | Springfield, MA |
                                                         | Permit No. 444  |
[LOGOTYPE] PHOENIX
           DUFF & PHELPS











PDP 690 (5/97)

                     PHOENIX STRATEGIC EQUITY SERIES FUND

                              101 Munson Street
                             Greenfield, MA 01301


                     Statement of Additional Information
                                 May 1, 1997



  This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Micro Cap Fund of the Phoenix Strategic Equity Series Fund (the "Fund"), dated May 1, 1997 (the "Prospectus"), and should be read in conjunction with it. Such Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                              TABLE OF CONTENTS


                                                                     PAGE
THE FUND (1)                                                           1
INVESTMENT OBJECTIVES AND POLICIES (6)                                 1
INVESTMENT RESTRICTIONS (12)                                           1
PERFORMANCE INFORMATION (6)                                            8
PORTFOLIO TRANSACTIONS AND BROKERAGE                                   9
SERVICES OF THE ADVISER (13)                                          10
NET ASSET VALUE (21)                                                  10
HOW TO BUY SHARES (15)                                                11
ALTERNATIVE PURCHASE ARRANGEMENTS (15)                                11
EXCHANGE PRIVILEGES (20)                                              12
REDEMPTION OF SHARES (22)                                             13
DIVIDENDS, DISTRIBUTIONS AND TAXES (23)                               13
TAX SHELTERED RETIREMENT PLANS (20)                                   14
THE DISTRIBUTOR (13)                                                  14
PLANS OF DISTRIBUTION (13)                                            15
TRUSTEES AND OFFICERS                                                 16
OTHER INFORMATION                                                     23


                 Numbers appearing in parentheses correspond to related disclosures in the Fund's Prospectus.



                       Customer Service: (800) 243-1574
                          Marketing: (800) 243-4361
                  Telephone Orders/Exchanges: (800) 367-5877
                Telecommunications Device (TTY)-(800) 243-1926

PDP690B (5/97)

                                   THE FUND

  Phoenix Strategic Equity Series Fund (the "Fund") is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. The Fund continued the business of the Stock Series. The Trustees voted to change the name of the Fund to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Stock Series' adviser, National Securities Research Corporation, by Phoenix Home Life Mutual Insurance Company and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees voted to change the name of the Fund to "Phoenix Strategic Equity Series Fund".


  The Fund presently comprises four series: the Phoenix Equity Opportunities Fund, Phoenix Strategic Theme Fund, Phoenix Small Cap Fund and Phoenix Micro Cap Fund. This Statement of Additional Information pertains only to the Phoenix Micro Cap Fund.



                      INVESTMENT OBJECTIVES AND POLICIES


The investment objective of the Series is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Series. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Series and may not be changed without the approval of the Series' shareholders. Notwithstanding the foregoing, certain investment restrictions affect more than one series of the Fund and therefore modifications may require the consent of other shareholders. There is no assurance that the Series will meet its investment objective.


                           INVESTMENT RESTRICTIONS



Fundamental Policies


  The following investment restrictions constitute fundamental policies of the Series which may be changed only upon approval by the holders of a majority of the outstanding shares of the Series' shareholders. The Fund may not:


  (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions;



  (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;



  (3) borrow money in excess of 25% of the value of its total assets, or pledge its assets to an extent greater than 25% of the value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure or for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;



  (4) engage in the business of underwriting the securities of others;



  (5) concentrate its investment in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;



  (6) make any investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the value of the Fund's total assets; and



  (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the value of its total assets.



  If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered violate of the restriction.


Investment Techniques


  The Fund may utilize the following practices or techniques in pursuing its investment objectives.


  Repurchase Agreements. Repurchase Agreements are agreements by which the Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the

Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

  A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Series maintained in a central depository of book-entry system or by physical delivery of the securities to the Series' custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

  Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

  Securities and Index Options. The Series may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   Writing and Purchasing Options. Call options written by the Series normally will have expiration dates between three and nine months from the date written. During the option period the Series may be assigned an exercise notice by the broker- dealer through which the call option was sold, requiring the Series to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Series effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Series has received an exercise notice.

   The exercise price of a call option written by the Series may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Series may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Series to prevent an underlying security from being called, or to enable the Series to write another call option with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Series expires unexercised, the Series will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of the Series may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Series will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   Limitations on Options. The Series may write call options only if they are covered and if they remain covered so long as the Series is obligated as a writer. If the Series writes a call option on an individual security, the Series will own the underlying security at all times during the option period. The Series will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Series will be "covered" by identifying the specific portfolio securities being hedged.


   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Series, the Series will be required to deposit qualified securities. A "qualified security" is a security against which the Series has not written a call option and which has not been hedged by the Series by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Series will deposit any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the difference. In addition, when the Series writes a call on an index which is

  "in-the-money" at the time the call is written, the Series will segregate with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to the Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


   The Series may invest up to 5% of its total assets in exchange-traded or over-the-counter call and put options. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with the Series qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Series' ability to enter into option transactions may apply from time to time. See "Taxes."

   Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Series may lose the premium it paid plus transaction costs. If the Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Series, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

   Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Series of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Series. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Series will write call options on indices only subject to the limitations described above.

   Price movements in securities in the Series' portfolio will not correlate perfectly with movements in the level of the index and, therefore, the Series bears the risk that the price of the securities held by the Series may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the Series' portfolio securities. It is also possible that the index may rise when the value of the Series' portfolio securities does not. If this occurred, the Series would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless the Series has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Series will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Series fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When the Series has written a call on an index, there is also a risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities in its portfolio. As with options on portfolio securities, the Series will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If the Series exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

  Financial Futures Contracts and Related Options. The Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Series may wish to purchase in the future by purchasing futures contracts.

  The Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


  In contrast to the situation when the Series purchases or sell a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, the Series will be required to deposit in a segregated account with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


  The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

  The Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


  Limitations on Futures Contracts and Related Options. The Series may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. The Series may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Series' existing futures and related options positions and the premiums paid for related options would exceed 5% of the Series' total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Series' initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


  The extent to which the Series may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Taxes."

  Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Series will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Series would continue to be required to make daily margin payments. In this situation, if the Series has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Series may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Series' ability to hedge its portfolio effectively.

  There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Series to incur additional brokerage commissions and may cause an increase in the Series' portfolio turnover rate.

  The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Series or such prices move in a direction opposite to that anticipated, the Series may realize a potential unlimited loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Series' return for the period may be less than if is had not engaged in the hedging transaction.

  Utilization of futures contracts by the Series involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Series will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Series has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Series' portfolio may decline. If this occurred, the Series would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Series is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Series then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Series will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

  The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

  Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Series because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


  Leverage. The Series may from time to time increase its ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Fund to borrow up to 25% of the total assets (including any borrowings) of the Series. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of the Series' assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, the Series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.


  Interest on money borrowed will be an expense of the Series with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

  Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Series with respect to which the borrowing has been made.

  Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of the Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Series, the net asset value of the Series will decrease faster than would otherwise be the case.


  Foreign Securities. The Series may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total assets of the Series. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.


  The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

  Lower Rated Convertible Securities. Convertible securities which are not rated in the four highest categories, in which the Series may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.


  Lending Portfolio Securities. In order to increase its return on investments, the Series may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the value of the Series' total assets. Loans of portfolio securities will always be fully collateralized by any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.


Foreign Currency Transactions

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   The Series does not intend to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. The Series will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Series. The Fund's custodian bank will segregate any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Series' total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Series' commitments with respect to such contracts. Generally, the Series does not enter into forward contracts with a term longer than one year.


   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Series against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Series were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Series had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Series would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. The Series may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Series may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


   Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC- 10666, when purchasing a futures contract or writing a put option, the Series will maintain in a segregated account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.



   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, the Series will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Series plus premiums paid by it for open options on futures would exceed 5% of the Series' total assets. The Series will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) assets, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


Investing in Micro-Cap Issuers. Under normal market conditions, the Series expects to invest at least 65% of its total assets in equity securities of micro capitalization companies. Market capitalizations of such issuers are determined at the time of purchase. While the issuers in which the Series will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, micro capitalization companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Series should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Series be considered a complete investment program. In addition, many micro capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Series' shares. The Series is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.

Derivative Investments. In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Industry Classifications. For the purposes of establishing industry classifications for the Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index is presently comprised of 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation, Financial, and Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.

                           PERFORMANCE INFORMATION

  The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class or Series and as total return of any Class or Series.

  Standardized quotations of average annual total return for Class A or Class B Shares of a Series will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B Shares of a Series over periods of 1, 5 and 10 years or up to the life of the class of shares of a Series, calculated for each class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid.


  The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.



  Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figures to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

  Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

  The Fund may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differ with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

  In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.

  A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Fund and indirectly by shareholders.


  The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adivser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.



  During the fiscal years of other Series of the Fund ended April 30, 1994, 1995 and 1996 brokerage commissions paid by the Fund totalled $510,377, $1,545,026 and $1,208,440, respectively. Of the total amounts paid in the fiscal years ended April 30, 1994, 1995 and 1996, $5,630, $0 and $0, respectively or 0.00%, 0.00% and 0.00% respectively of Fund assets were paid to the former principal distributor in accordance and consistent with internal procedures governing such affiliated transactions in accordance with regulatory requirements.



                           SERVICES OF THE ADVISER


  The offices of Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") are located at 56 Prospect Street, Hartford, Connecticut 06115. In addition to the Series, PIC serves as investment adviser to Phoenix Strategic Equity Series Fund (other than Equity Opportunities Fund), The Phoenix Edge Series Fund (other than the Real Estate Securities Series and the Aberdeen New Asia Series), Phoenix Series Fund, Phoenix Multi-Portfolio Fund (other than the Real Estate Securities Portfolio), Phoenix Strategic Allocation Fund, Inc., and Phoenix Duff & Phelps Institutional Mutual Funds (other than Enhanced Reserves Portfolio).


  PIC is an indirect wholly-owned subsidiary of Phoenix Duff & Phelps Corporation. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") owns a majority interest in Phoenix Duff & Phelps Corporation.

  Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where the company manages combined assets of approximately $13 billion through advisory accounts and mutual funds.

  The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which they receive a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.


  The series will pay expenses incurred in its own operation and will also pay a portion of the Fund's administration expenses allocated on the basis of the asset values of the respective series.


  The Management Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees of the Fund or (b) vote of a majority of the outstanding securities of the Fund (as defined in the 1940 Act). The Management Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Fund at its principal place of business. The Management Agreement will terminate automatically in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

                               NET ASSET VALUE


  The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities, and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Series, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


  A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.



                              HOW TO BUY SHARES

  The Prospectus includes information as to the offering price of shares of the Series, the sales charge, if any, included in the offering price, and the minimum initial and subsequent investments which may be made in a Series.


  Shares may be purchased from investment dealers having sales agreements with the Distributor at the public offering price (the net asset value next computed following receipt of a purchase application in proper form by State Street Bank and Trust Company, plus the applicable sales charge). The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic") and the minimum subsequent investment amount is $25.



                      ALTERNATIVE PURCHASE ARRANGEMENTS

  The Series is authorized to offer two classes of shares. Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

Class A Shares


  An investor who elects the initial sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of up to .30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. However, for the Series' fiscal year ending November 30, 1997, the Distributor has voluntarily agreed to limit the distribution services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Fund's current Prospectus for additional information.


Class B Shares

  An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus.

  Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses. See "Conversion Feature," on page 12.

  The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Series, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Series, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A Shares.

  Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution services fee and, in the case of Class B Shares, from the proceeds of the ongoing distribution services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution services fee with respect to the Class B Shares are the same as those of the initial sales charge and ongoing distribution services fees with respect to the Class A Shares.


  Dividends paid by the Series, if any, with respect to Class A and Class B Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution services fee and any incremental transfer agency costs relating to Class B Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


  The Trustees of the Fund have determined that currently no conflict of interest exists between the Class A and Class B Shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Conversion Feature


  Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


  For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A.

                             EXCHANGE PRIVILEGES

  Subject to limitations, shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning. Other restrictions affecting exchanges are described in the Prospectus of the applicable Phoenix Fund(s).

  Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

  Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculation on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life Mutual Insurance Company, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

  Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

  Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


  The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" of the Prospectus for information concerning the Federal income tax treatment of a disposition of shares. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

  Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

                             REDEMPTION OF SHARES


  Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Series' current Prospectus for further information.


  Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.


  Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Series' current Prospectus for more information.


Telephone Redemptions


  Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Series' current Prospectus for additional information.


Reinvestment Privilege


  Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Series' current Prospectus for more information and conditions attached to this privilege.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Series is treated as a separate entity for federal income tax purposes. The Series intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, the Series will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Series must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. If in any taxable year the Series does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

  The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Series, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Series' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Series has taxable income that would be subject to the excise tax, the Series intends to distribute such income so as to avoid payment of the excise tax.

  Under another provision of the Code, any dividend declared by the Series to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by the Series before February 1, of the following year.

  The Fund's policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Series intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Series will pay no taxes on net investment income and net realized capital gains distributed to shareholders. One of these requirements as stated above is that less than 30% of the Series' gross income must be derived from gains from the sale or other disposition of securities and certain assets (including certain options) held for less than three months. Accordingly, the Series may be restricted in certain activities, including:
(i) writing of options on securities which have been held less than three months, (ii) writing of options which expire in less than three months, and
(iii) effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions.

  Under certain circumstances, the sales charge incurred in acquiring shares of the Series may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Series are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

  Distributions by the Series reduce the net asset value of the Series' shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Series. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

  Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Series during a taxable year or held by the Series at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

  A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Important Notice Regarding Taxpayer IRS Certification

  Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

  The Series will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

  Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                        TAX SHELTERED RETIREMENT PLANS

  Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. PIC and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that PIC and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.

                               THE DISTRIBUTOR


  Pursuant to an Underwriting Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), an indirect wholly-owned subsidiary of Phoenix Duff & Phelps Corporation and parent of the Adviser, serves as distributor for the Fund. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1994, 1995 and 1996 of other series of the Fund, purchasers of the Fund shares paid aggregate sales charges of $38,910, $30,721 and $1,825,565, respectively, of which the principal Distributor for the Fund received net commissions of $5,120, $9,792 and $206,540, respectively, for its services, the balance being paid to dealers. The fees were used to compensate sales and services person for sell shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.

  The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.


  Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.



                            PLANS OF DISTRIBUTION

  The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each series of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund.


  Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to .30% of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 1.00% of the average daily net assets of the Fund's Class B Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel;
(iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund; provided however, a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares may be paid for reimbursing the costs of providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").


  In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


  The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Fund having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Fund under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.



  For the fiscal year ended April 30, 1996, the Fund paid Rule 12b-1 Fees in the amount of $670,453, of which the principal distributor received $337,972 and unaffiliated broker-dealers received $332,481. Of this amount: (1) $585,802 represented compensation to dealers; (2) $67,164 represented compensation to sales and shareholder services personnel and (3) $17,487 was utilized for compensation for promotion and marketing material.

  On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund.

  The National Association of Securities Dealers (the "NASD"), recently approved certain amendments to the NASD's mutual fund maximum sales charge rule. The amendments would, under certain circumstances, regard distribution fees to be asset-based sales charges subject to NASD sales load limits. An amendment to the NASD's maximum sales charge rule may require the Trustees to amend the Plan.

                            TRUSTEES AND OFFICERS


  The Trustees and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.



                                    Positions Held                    Principal Occupations
Name, Address and Age               With the Fund                    During the Past 5 Years
 --------------------------------  -------------------------------------------------------------------------
C. Duane Blinn (69)                Trustee             Partner in the law firm of Day, Berry & Howard. Director/
  Day, Berry & Howard                                  Trustee, Phoenix Funds (1980-present). Trustee, Phoenix
  CityPlace                                            Duff & Phelps Institutional Mutual Funds and
  Hartford, CT 06103                                   Phoenix-Aberdeen Series Fund (1996-present).
                                                       Director/Trustee, the National Affiliated Investment
                                                       Companies (until 1993).

Robert Chesek (62)                 Trustee             Trustee/Director, Phoenix Funds (1981-present) and
  49 Old Post Road                                     Chairman (1989-1994). Trustee, Phoenix Duff & Phelps
  Wethersfield, CT 06109                               Institutional Mutual Funds and Phoenix-Aberdeen Series
                                                       Fund (1996- present). Director/Trustee, the National
                                                       Affiliated Investment Companies (until 1993). Vice
                                                       President, Common Stock, Phoenix Home Life Mutual Insurance
                                                       Company (1980-1994).


                                      16


                                    Positions Held                    Principal Occupations
Name, Address and Age               With the Fund                    During the Past 5 Years
 --------------------------------  -------------------------------------------------------------------------

E. Virgil Conway (67)              Trustee             Chairman, Metropolitan Transportation Authority (1992-
  9 Rittenhouse Road                                   present). Trustee/Director, Consolidated Edison Company
  Bronxville, NY 10708                                 of New York, Inc. (1970-present), Pace University (1978-
                                                       present), Atlantic Mutual Insurance Company
                                                       (1974-present), HRE Properties (1989-present), Greater
                                                       New York Councils, Boy Scouts of America (1985-present),
                                                       Union Pacific Corp. (1978-present), Blackrock Fund for
                                                       Freddie Mac Mortgage Securities (Advisory Director)
                                                       (1990-present), Centennial Insurance Company
                                                       (1974-present), Josiah Macy, Jr., Foundation
                                                       (1975-present) and The Harlem Youth Development Foundation
                                                       (1987-present). Chairman, Audit Committee of the City of
                                                       New York (1981-1996). Director/ Trustee, the National
                                                       Affiliated Investment Companies (until 1993).
                                                       Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                       Phoenix Duff & Phelps Institutional Mutual Funds and
                                                       Phoenix-Aberdeen Series Fund (1996-present). Director,
                                                       Duff & Phelps Utilities Tax-Free Income Inc. and Duff &
                                                       Phelps Utility and Corporate Bond Trust Inc.
                                                       (1995-present). Director, Accuhealth (1994-present),
                                                       Trism, Inc. (1994- present), Realty Foundation of New York
                                                       (1972-present), Chairman, New York Housing Partnership
                                                       Development Corp. (1981-present), and Blackrock Fannie
                                                       Mae Mortgage Securities Fund (Advisory Director)
                                                       (1989-1996) and Advisory Director, Fund Directions
                                                       (1993-present). Chairman, Financial Accounting Standards
                                                       Advisory Council (1992-1995).

Harry Dalzell-Payne (67)           Trustee             Director/Trustee, Phoenix Funds (1983-present). Director,
  330 East 39th Street                                 Duff & Phelps Utilities Tax-Free Income Inc.
  Apartment 29G                                        (1995-present), Duff & Phelps Utility and Corporate Bond
  New York, NY 10016                                   Trust Inc. (1995-present). Trustee, Phoenix Duff & Phelps
                                                       Institutional Mutual Funds and Phoenix- Aberdeen Series
                                                       Fund (1996-present). Director, Farragut Mortgage Co., Inc.
                                                       (1991-1994). Director/Trustee, the National Affiliated
                                                       Investment Companies (1983-1993). Formerly a Major General
                                                       of the British Army.

*Francis E. Jeffries (66)          Trustee             Director and Chairman of the Board, Phoenix Duff & Phelps
  6585 Nicholas Blvd.                                  Corporation (1995-present). Director/Trustee, Phoenix
  Apt. 1601                                            Funds (1995-present). Trustee, Phoenix Duff & Phelps
  Naples, FL 33963                                     Institutional Mutual Funds and Phoenix-Aberdeen Series
                                                       Fund (1996- present). Director, Duff & Phelps Utilities
                                                       Income Fund (1987-present), Duff & Phelps Utilities
                                                       Tax-Free Income Inc. (1991-present), Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present) and The Empire
                                                       District Electric Company (1984-present). Director
                                                       (1989-1995), Chairman of the Board (1993-1995), President
                                                       (1989-1993), and Chief Executive Officer (1989-1995), Duff
                                                       & Phelps Corporation.


                                      17


                                    Positions Held                    Principal Occupations
Name, Address and Age               With the Fund                    During the Past 5 Years
 --------------------------------  -------------------------------------------------------------------------

Leroy Keith, Jr. (57)              Trustee             Chairman and Chief Executive Officer, Carson Products
  Chairman and Chief Executive                         Company (1995-present). Director/Trustee, Phoenix Funds
  Officer                                              (1980-present). Trustee, Phoenix Duff & Phelps
  Carson Product Company                               Institutional Mutual Funds and Phoenix-Aberdeen Series
  64 Ross Road                                         Fund (1996- present). Director, Equifax Corp.
  Savannah, GA 30750                                   (1991-present) and Keystone International Fund, Inc.
                                                       (1989-present). Trustee, Keystone Liquid Trust, Keystone
                                                       Tax Exempt Trust, Keystone Tax Free Fund, Master Reserves
                                                       Tax Free Trust, and Master Reserves Trust.
                                                       Director/Trustee, the National Affiliated Investment
                                                       Companies (until 1993). Director, Blue Cross/Blue Shield
                                                       (1989-1993) and First Union Bank of Georgia (1989-1993).
                                                       President, Morehouse College (1987-1994). Chairman and
                                                       Chief Executive Officer, Keith Ventures (1992-1994).

*Philip R. McLoughlin (50)         Trustee and         Director, Vice Chairman and Chief Executive Officer,
  One American Row                 President           Phoenix Duff & Phelps Corporation (1995-present). Director
  Hartford, CT 06102                                   (1994-present) and Executive Vice President, Investments,
                                                       (1988-present) Phoenix Home Life Mutual Insurance Company.
                                                       Director/Trustee and President, Phoenix Funds
                                                       (1989-present). Trustee, Phoenix Duff & Phelps
                                                       Institutional Mutual Funds and Phoenix-Aberdeen Series
                                                       Fund (1996-present), Duff & Phelps Utilities Tax-Free
                                                       Income Inc. (1995-present) and Duff & Phelps Utility and
                                                       Corporate Bond Trust Inc. (1995-present). Director,
                                                       (1983-present) and Chairman (1995-present) Phoenix
                                                       Investment Counsel, Inc. Director (1984-present) and
                                                       President (1990-present), Phoenix Equity Planning
                                                       Corporation. Director, Phoenix Realty Group, Inc.
                                                       (1994-present), Phoenix Realty Advisors, Inc.
                                                       (1987-present), Phoenix Realty Investors, Inc.
                                                       (1994-present), Phoenix Realty Securities, Inc.
                                                       (1994-present), PXRE Corporation (Delaware)
                                                       (1985-present), and World Trust Fund (1991-present).
                                                       Director and Executive Vice President, Phoenix Life and
                                                       Annuity Company (1996-present), Director and Executive
                                                       Vice President, PHL Variable Insurance Company
                                                       (1995-present), and Director, Phoenix Charter Oak Trust
                                                       Company (1996-present). Director/Trustee, the National
                                                       Affiliated Investment Companies (until 1993). Director
                                                       (1994-present), Chairman (1996-present) and Chief
                                                       Executive Officer (1995-1996), National Securities &
                                                       Research Corporation and Director and President, Phoenix
                                                       Securities Group, Inc. (1993-1996). Director
                                                       (1992-present) and President (1992-1994), W.S. Griffith
                                                       & Co., Inc. (1992-1995) and Director (1992-present) and
                                                       President (1992-1994), Townsend Financial Advisers, Inc.
                                                       Director and Vice President, PM Holdings, Inc.
                                                       (1985-present).


                                      18


                                    Positions Held                    Principal Occupations
Name, Address and Age               With the Fund                    During the Past 5 Years
 --------------------------------  -------------------------------------------------------------------------

Everett L. Morris (68)             Trustee             Vice President, W.H. Reaves and Company (1993-present).
  164 Laird Road                                       Director/Trustee, Phoenix Funds (1995-present). Trustee,
  Colts Neck, NJ 07722                                 Duff & Phelps Mutual Funds (1994-present). Trustee, Phoenix
                                                       Duff & Phelps Institutional Mutual Funds and
                                                       Phoenix-Aberdeen Series Fund (1996-present). Director,
                                                       Duff & Phelps Utilities Tax-Free Income Inc.
                                                       (1991-present), Duff & Phelps Utility and Corporate Bond
                                                       Trust Inc. (1993-present) and Public Service Enterprise
                                                       Group, Incorporated (1986-1993). President and Chief
                                                       Operating Officer, Enterprise Diversified Holdings,
                                                       Incorporated (1989-1993). Senior Executive Vice President
                                                       and Chief Financial Officer, Public Service Electric and
                                                       Gas Company (1986-1992). Director, First Fidelity Bank,
                                                       N.A., N.J. (1984-1991).

*James M. Oates (50)               Trustee             Managing Director, Wydown Group (1994-present). Chairman,
  Managing Director                                    IBEX Capital Markets LLC (1997-present). Director, Phoenix
  The Wydown Group                                     Duff & Phelps Corporation (1995-present).
  IBEX Capital Markets LLC                             Director/Trustee, Phoenix Funds (1987-present). Trustee,
  60 State Street                                      Phoenix Duff & Phelps Institutional Mutual Funds and
  Suite 950                                            Phoenix-Aberdeen Series Fund (1996-present). Director,
  Boston, MA 02109                                     Govett Worldwide Opportunity Funds, Inc. (1991-present),
                                                       Blue Cross and Blue Shield of New Hampshire (1994-present),
                                                       Investors Financial Service Corporation (1995-present),
                                                       Investors Bank & Trust Corporation (1995-present) and
                                                       Plymouth Rubber Co. (1995- present). Director, Stifel
                                                       Financial (1996-present). Member, Chief Executives
                                                       Organization (1996-present). Director/ Trustee, the
                                                       National Affiliated Investment Companies (until 1993).
                                                       Director and President (1984-1994) and Chief Executive
                                                       Officer (1986-1994), Neworld Bank.

*Calvin J. Pedersen (54)           Trustee             Director and President, Phoenix Duff & Phelps Corporation
  Phoenix Duff & Phelps                                (1995-present). Director/Trustee, Phoenix Funds (1995-
  Corporation                                          present). Trustee, Phoenix Duff & Phelps Institutional
  55 East Monroe Street                                Mutual Funds and Phoenix-Aberdeen Series Fund
  Suite 3600                                           (1996-present). President and Chief Executive Officer,
  Chicago, IL 60603                                    Duff & Phelps Utilities Tax-Free Income Inc.
                                                       (1995-present), Duff & Phelps Utilities Income Fund (since inception), and Duff & Phelps Utility and Corporate Bond
                                                       Trust Inc. (1995-present). Director (1986- 1995), President
                                                       (1993-1995) and Executive Vice President (1992-1993), Duff
                                                       & Phelps Corporation.

Philip R. Reynolds (69)           Trustee            Director/Trustee, Phoenix Funds (1984-present). Trustee,
  43 Montclair Drive                                 Phoenix Duff & Phelps Institutional Mutual Funds and
  West Hartford, CT 06107                            Phoenix-Aberdeen Series Fund (1996-present). Director,
                                                     Vestaur Securities, Inc. (1972-present). Trustee and
                                                     Treasurer, J. Walton Bissell Foundation, Inc.
                                                     (1988-present). Director/Trustee, the National Affiliated
                                                     Investment Companies (until 1993).

Herbert Roth, Jr. (68)             Trustee             Director/Trustee, Phoenix Funds (1980-present). Trustee,
  134 Lake Street                                      Phoenix Duff & Phelps Institutional Mutual Funds and
  P.O. Box 909                                         Phoenix-Aberdeen Series Fund (1996-present). Director,
  Sherborn, MA 01770                                   Boston Edison Company (1978-present), Phoenix Home Life
                                                       Mutual Insurance Company (1972-present), Landauer, Inc.
                                                       (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                       (electronic controllers) (1987-present), Key Energy Group
                                                       (oil rig service) (1988-1994), and Mark IV Industries
                                                       (diversified manufacturer) (1985-present).
                                                       Director/Trustee, the National Affiliated Investment
                                                       Companies (until 1993).


                                      19


                                    Positions Held                    Principal Occupations
Name, Address and Age               With the Fund                    During the Past 5 Years
 --------------------------------  -------------------------------------------------------------------------

Richard E. Segerson (50)           Trustee             Director/Trustee, Phoenix Funds, (1993-present). Trustee,
  102 Valley Road                                      Phoenix Duff & Phelps Institutional Mutual Funds and
  New Canaan, CT 06840                                 Phoenix-Aberdeen Series Fund (1996-present). Managing
                                                       Director, Mullin Associates (1993-present). Vice President and General Manager, Coats & Clark, Inc. (previously Tootal
                                                       American, Inc.) (1991-1993). Director/Trustee, the
                                                       National Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (65)        Trustee             Trustee/Director, Phoenix Funds (1995-present). Trustee,
  Dresing Lierman Weicker                              Phoenix Duff & Phelps Institutional Mutual Funds and
  6931 Arlington Road                                  Phoenix-Aberdeen Series Fund (1996-present). Chairman,
  Suite 501                                            Dresing, Lierman, Weicker (1995-present). Director, UST
  Bethesda, MD 20814                                   Inc. (1995-present) and HPSC Inc. (1995-present). Director,
                                                       Duty Free International (1997-present). Governor of the
                                                       State of Connecticut (1991-1995).

Michael E. Haylon (39)             Executive Vice      Executive Vice President--Investments. Phoenix Duff &
                                   President           Phelps Corporation (1995-present). Executive Vice
                                                       President, Phoenix Funds (1993-present) and
                                                       Phoenix-Aberdeen Series Fund (1996-present). Vice
                                                       President, Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Director (1994- present), President
                                                       (1995-present), Executive Vice President (1994-1995), Vice
                                                       President (1991-1994), Phoenix Investment Counsel, Inc.
                                                       Director (1994-present), President (1996- present),
                                                       Executive Vice President (1994-1996), Vice President
                                                       (1993-1994), National Securities & Research Corporation.
                                                       Director, Phoenix Equity Planning Corporation
                                                       (1995-present). Senior Vice President, Securities
                                                       Investments, Phoenix Home Life Mutual Insurance Company
                                                       (1993-1995). Various other positions with Phoenix Home
                                                       Life Mutual Insurance Company (1990-1993).

David R. Pepin (54)                Executive           Executive Vice President, Phoenix Funds and Phoenix-
                                   Vice                Aberdeen Series Fund (1996-present). Director
                                   President           (1997-present) and Executive Vice President
                                                       (1996-present), Phoenix Duff & Phelps Corporation. Managing
                                                       Director, Phoenix-Aberdeen International Advisers, LLC
                                                       (1996-present). Director and Executive Vice President,
                                                       Phoenix Equity Planning Corp. (1996-present). Director,
                                                       Phoenix Investment Counsel, Inc. and National Securities
                                                       & Research Corporation (1996- present). Various positions
                                                       with Phoenix Home Life Mutual Insurance Company
                                                       (1994-1995). Vice President and General Manager, Finance
                                                       and Health, Digital Equipment Corporation (1980-1994).


                                      20


                                    Positions Held                    Principal Occupations
Name, Address and Age               With the Fund                    During the Past 5 Years
 --------------------------------  -------------------------------------------------------------------------

William J. Newman (57)             Senior Vice         Executive Vice President (1995-present) and Chief
                                   President           Investment Strategist (1996-present), Phoenix Investment
                                                       Counsel, Inc. Executive Vice President and Chief Investment
                                                       Strategist (1996-present), Senior Vice President
                                                       (1995-1996), National Securities & Research Corporation.
                                                       Senior Vice President, Phoenix Equity Planning Corporation
                                                       (1995-1996), Phoenix Strategic Equity Series Fund
                                                       (1996-present), The Phoenix Edge Series Fund
                                                       (1995-present), Phoenix Multi-Portfolio Fund
                                                       (1995-present), Phoenix Income and Growth Fund
                                                       (1996-present), Phoenix Series Fund (1996-present),
                                                       Phoenix Total Return Fund, Inc. (1996-present), Phoenix
                                                       Worldwide Opportunities Fund (1996-present), Phoenix Duff
                                                       & Phelps Institutional Mutual Funds (1996-present) and
                                                       Phoenix- Aberdeen Series Fund (1996-present). Vice
                                                       President, Common Stock and Chief Investment Strategist,
                                                       Phoenix Home Life Mutual Insurance Company (April
                                                       1995-November 1995). Chief Investment Strategist, Kidder,
                                                       Peabody Co., Inc. (1993-1994). Managing Director, Equities,
                                                       Bankers Trust Company (1991-1993).

Michael K. Arends (43)             Vice                Managing Director, Equities (1996-present), Vice President
                                   President           (1994-1996), National Securities and Research Corporation,
                                                       and Phoenix Investment Counsel, Inc. Vice President,
                                                       Phoenix Series Fund and Phoenix Strategic Equity Series
                                                       Fund (1994- present). Portfolio Manager, Phoenix Home Life
                                                       Mutual Insurance Company (1994-1995). Various other
                                                       positions with Kemper Financial Services (1983-1994).

William E. Keen, III               Vice President      Assistant Vice President, Phoenix Equity Planning
                                                       Corporation (1996-present). Vice President, Phoenix Funds,
                                                       Phoenix Duff & Phelps Institutional Mutual Funds and
                                                       Phoenix-Aberdeen Series Fund (1996-present). Assistant
                                                       Vice President, USAffinity Funds, USAffinity Investments
                                                       LP (1994-1995). Manager, Fund Administration, SEI
                                                       Corporation (1991-1994).

William R. Moyer (52)              Vice President      Senior Vice President and Chief Financial Officer, Phoenix
  100 Bright Meadow Blvd.                              Duff & Phelps Corporation (1995-present). Senior Vice
  P.O. Box 2200                                        President, Finance (1990-present), Chief Financial Officer
  Enfield, CT 06083-2200                               (1996-present), and Treasurer (1994-1996), Phoenix Equity
                                                       Planning Corporation. Senior Vice President
                                                       (1990-present), Chief Financial Officer (1996-present)
                                                       and Treasurer (1994-present), Phoenix Investment Counsel,
                                                       Inc. Senior Vice President, Finance (1993-present), Chief
                                                       Financial Officer (1996-present), and Treasurer
                                                       (1994-present), National Securities & Research
                                                       Corporation. Vice President, Phoenix Funds (1990-present),
                                                       Phoenix-Duff & Phelps Institutional Mutual Funds
                                                       (1996-present) and Phoenix-Aberdeen Series Fund
                                                       (1996-present). Senior Vice President, Finance, PHL Mutual
                                                       Funds Holdings, Inc. (1993-present). Senior Vice President and Chief Financial Officer, W. S. Griffith & Co., Inc.
                                                       (1992-1995) and Townsend Financial Advisers, Inc.
                                                       (1993-1995). Vice President, the National Affiliated
                                                       Investment Companies (until 1993). Vice President,
                                                       Investment Products Finance, Phoenix Home Life Mutual
                                                       Insurance Company (1990-1995).


                                      21


                                    Positions Held                    Principal Occupations
Name, Address and Age               With the Fund                    During the Past 5 Years
 --------------------------------  -------------------------------------------------------------------------

Leonard J. Saltiel (45)            Vice President      Managing Director (1996-present), Senior Vice President
                                                       (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                       President, Phoenix Funds (1994-present), Phoenix Duff &
                                                       Phelps Institutional Mutual Funds (1996-present) and
                                                       Phoenix-Aberdeen Series Fund (1996-present). Vice
                                                       President, Investment Operations, Phoenix Home Life Mutual
                                                       Insurance Company (1994-1995). Various positions with Home
                                                       Life Insurance Company and Phoenix Home Life Mutual
                                                       Insurance Company (1987-1994).

Nancy G. Curtiss (44)              Treasurer           Vice President, Fund Accounting (1994-present) and
                                                       Treasurer (1996-present), Phoenix Equity Planning
                                                       Corporation. Treasurer, Phoenix Investment Counsel, Inc.
                                                       and National Securities & Research Corporation
                                                       (1996-present). Treasurer, Phoenix Funds (1994-present)
                                                       Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                                       present). Second Vice President and Treasurer, Fund
                                                       Accounting, Phoenix Home Life Mutual Insurance Company
                                                       (1994-1995). Various positions with Phoenix Home Life
                                                       Insurance Company (1987-1994).

G. Jeffrey Bohne (49)              Secretary           Vice President and General Manager, Phoenix Home Life Mutual
  101 Munson Street                                    Insurance Co. (1993-present). Vice President, Transfer
  Greenfield, MA 01301                                 Agent Operations, Phoenix Equity Planning Corporation
                                                       (1993-present). Secretary, Phoenix Funds (1993-present).
                                                       Clerk, Phoenix Total Return Fund, Inc. (1994-present).
                                                       Secretary, Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                                       present). Vice President, Home Life of New York Insurance
                                                       Company (1984-1992).


 -----------------

*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


  For services rendered to the Fund for the fiscal period ended April 30, 1996, the Trustees received aggregate remuneration of $31,275. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. Costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and interested Trustees of the Fund are compensated for their services by the Adviser and receive no compensation from the Fund. Any other interested person not compensated by the Adviser receives no fees from the Fund.

  As of April 30, 1996, the Trustees received the following compensation:           Total
                                                                                 Compensation
                                             Pension or                         From Fund and
                            Aggregate   Retirement Benefits     Estimated        Fund Complex
                          Compensation    Accrued as Part    Annual Benefits      (11 Funds)
          Name              From Fund     of Fund Expenses   Upon Retirement   Paid to Trustees
------------------------ --------------  ------------------- ----------------  -----------------
C. Duane Blinn               $2,850              None               None           $50,250
Robert Chesek                $2,745            for any            for any          $45,750
E. Virgil Conway             $3,360            Trustee            Trustee          $67,750
Harry Dalzell-Payne          $2,790                                                $47,250
Francis E. Jeffries          $    0                                                $     0
Leroy Keith, Jr.             $2,730                                                $45,250
Philip R. McLoughlin         $    0                                                $     0
Everett L. Morris            $  990                                                $40,750
James M. Oates               $3,210                                                $54,250
Calvin Pedersen              $    0                                                $     0
Philip R. Reynolds           $2,790                                                $47,250
Herbert Roth, Jr.            $3,540                                                $59,250
Richard E. Segerson          $3,210                                                $54,250
Lowell P. Weicker, Jr.       $3,060                                                $49,250


  On April 30, 1996, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.



                              OTHER INFORMATION

Independent Accountants

  Price Waterhouse LLP has been selected as the independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

  State Street Bank and Trust Company ("State Street"), serves as custodian of the Fund's assets (the "Custodian"). Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent").

Report to Shareholders


  The fiscal year of the Series ends on April 30. The Fund will send financial statements to the Series' shareholders at least semi- annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.


Financial Statements

  The Financial Statements for the Series are incorporated herein by reference. The financial information relating to the Fund is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. A copy of the Annual Report must precede or accompany this Statement of Additional Information.

                                                                  April 30, 1996



Phoenix Strategic
Equity Series Fund
Annual Report


ANNUAL
REPORT
Phoenix


                    Phoenix Equity Opportunities Fund
                    Phoenix Strategic Theme Fund
                    Phoenix Small Cap Fund

[Phoenix
 Duff & Phelps logo]

[THIS PAGE INTENTIONALLY LEFT BLANK]

PHOENIX EQUITY OPPORTUNITIES SERIES

MARKET AND PORTFOLIO REVIEW

  Phoenix Equity Opportunities Fund posted strong results over the last fiscal year. For the twelve months ended April 30, 1996, Class A shares returned 32.86% and Class B shares returned 31.92%. These results outdistanced its benchmark, the Standard & Poor's 500 Composite Stock Index, which returned 30.28% during the same period. All of these figures assume reinvestment of any distributions but exclude the effect of sales charges.

   During this reporting period, the Fund's focus on high-growth companies with strong thematic appeal proved to be a winning strategy in this market environment. Our 21st Century Medicine theme, which focuses on leading companies offering compelling solutions to health care needs, contributed positively to the Fund's overall performance. Our portfolio holdings related to Energy Technology, a theme which identifies companies within the oil services sector that provide productivity-enhancing solutions to exploration and production companies, also provided outstanding results. In the volatile technology sector, we focused on a number of strong performing themes, most notably, The Hybrid Network. This theme concentrates on computer networking and telecommunications equipment companies, which provide the hardware, software and services needed to help merge voice, data and video communications onto one network.

   In the coming months, we anticipate a volatile market in which stock selection will be paramount. Our equity holdings will remain focused on those areas where growth is most prevalent and will place particular emphasis on companies that can thrive in any economic environment. We believe our thematic investment style will continue to identify attractive investment opportunities and we will be using market weakness to add selectively to existing positions.

[Description of Line Chart]

             Phoenix Equity Opportunities
             Fund -- Class A                  S&P 500 Stock Index*
4/30/86      $ 9,522                          $10,000
4/30/87       10,562                           12,624
4/30/88       10,380                           11,798
4/30/89       12,510                           14,476
4/30/90       13,396                           15,986
4/30/91       15,024                           18,805
4/30/92       16,571                           21,431
4/30/93       19,306                           23,411
4/30/94       20,269                           24,663
4/30/95       22,126                           28,972
4/30/96       29,397                           37,744

Average Annual Total Returns for the Period Ending 4/30/96

                                                                         From Inception
                                                                           7/19/94 to
                                   1 Year       5 Year      10 Year         4/30/96
------------------------------    ---------   ---------    ----------    --------------
Class A with 4.75% sales
  charge                            26.53%       13.25%       11.39%           --
------------------------------      -------      -------      --------     ------------
Class A at net asset value          32.86%       14.37%       11.93%           --
------------------------------      -------      -------      --------     ------------
Class B with CDSC                   26.92%         --           --           20.29%
------------------------------      -------      -------      --------     ------------
Class B at net asset value          31.92%         --           --           22.21%
------------------------------      -------      -------      --------     ------------
S&P 500 Stock Index                 30.28%       14.95%       14.20%         25.70%
------------------------------      -------      -------      --------     ------------

This chart assumes an initial gross investment of $10,000 made on 4/30/86 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/19/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
*The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

Phoenix Equity Opportunities Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT APRIL 30, 1996

                                                SHARES         VALUE
                                               --------   ---------------
COMMON STOCKS--88.3%
Airlines--1.7%
 Continental Airlines, Inc. Class B (b)         65,000      $ 3,688,750
                                                             -------------
Banks--3.3%
 TCF Financial Corp.                           200,000        7,075,000
                                                             -------------
Chemical--1.0%
 Dow Chemical Co.                               25,000        2,221,875
                                                             -------------
Computer Software & Services--16.6%
 Arbor Software Corp. (b)                       30,000        2,310,000
 BMC Software, Inc. (b)                         80,000        4,870,000
 Computer Associates International, Inc.        65,000        4,769,375
 Electronics For Imaging (b)                   100,000        6,100,000
 HBO & Co.                                      20,000        2,375,000
 Microsoft Corp. (b)                            30,000        3,401,250
 Netscape Communications Corp. (b)              40,000        2,440,000
 Prism Solutions, Inc. (b)                      50,000        1,631,250
 Security Dynamics Technologies,
  Inc. (b)                                      30,000        2,535,000
 UUNET Technologies, Inc. (b)                   25,000        1,434,375
 Xylan Corp. (b)                                60,000        3,843,750
                                                             -------------
                                                             35,710,000
                                                             -------------
Cosmetics & Soaps--2.1%
 Avon Products, Inc.                            50,000        4,443,750
                                                             -------------
Electronics--2.1%
 Intel Corp.                                    65,000        4,403,750
                                                             -------------
Entertainment, Leisure & Gaming--5.4%
 Bally Entertainment Corp. (b)                  75,000        1,565,625
 Circus Circus Enterprises, Inc. (b)           130,000        4,777,500
 Mirage Resorts, Inc. (b)                      100,000        5,237,500
                                                             -------------
                                                             11,580,625
                                                             -------------
Healthcare--Diversified--1.9%
 Genome Therapeutics Corp. (b)                  70,000          691,250
 Nexstar Pharmaceuticals, Inc. (b)             135,000        3,307,500
                                                             -------------
                                                              3,998,750
                                                             -------------
Healthcare--Drugs--3.6%
 Biochem Pharmaceutical, Inc. (b)               75,000        3,412,500
 Centocor, Inc. (b)                            110,000        4,400,000
                                                             -------------
                                                              7,812,500
                                                             -------------
Hospital Management & Services--3.9%
 Healthsouth Corp. (b)                         100,000        3,712,500
 PhyCor, Inc. (b)                               95,000        4,678,750
                                                             -------------
                                                              8,391,250
                                                             -------------
Insurance--1.5%
 Ace Ltd.                                       75,000        3,300,000
                                                             -------------

                                                SHARES          VALUE
                                                 ------      -------------
Lodging & Restaurants--2.9%
 Hilton Hotels Corp.                            50,000      $ 5,275,000
 Rainforest Cafe, Inc. (b)                      25,000          925,000
                                                             -------------
                                                              6,200,000
                                                             -------------
Machinery--0.9%
 Deere & Co.                                    50,000        1,943,750
                                                             -------------
Medical Products & Supplies--6.2%
 Caremark International, Inc.                  160,000        4,420,000
 Myriad Genetics, Inc. (b)                      45,000        1,482,187
 Omnicare, Inc.                                 35,000        2,100,000
 Orthologic Corp. (b)                           25,000          871,875
 Henry Schein, Inc. (b)                        112,000        4,004,000
 Ventritex, Inc. (b)                            25,000          392,188
                                                             -------------
                                                             13,270,250
                                                             -------------
Metals & Mining--2.6%
 Echo Bay Mines Ltd.                            85,000        1,115,625
 Hemlo Gold Mines, Inc.                        100,000        1,300,000
 Newmont Mining Corp.                           55,000        3,183,125
                                                             -------------
                                                              5,598,750
                                                             -------------
Natural Gas--4.0%
 Enron Oil & Gas Co.                           120,000        3,180,000
 Louisiana Land & Exploration Co.              100,000        5,412,500
                                                             -------------
                                                              8,592,500
                                                             -------------
Office & Business Equipment--1.7%
 IDX Systems, Inc. (b)                         100,000        3,675,000
                                                             -------------
Oil--2.7%
 Noble Affiliates, Inc.                         45,000        1,580,625
 Union Pacific Resources Group                 155,000        4,262,500
                                                             -------------
                                                              5,843,125
                                                             -------------
Oil Service & Equipment--4.8%
 Global Marine, Inc. (b)                       200,000        2,275,000
 Noble Drilling Corp. (b)                      200,000        3,000,000
 Tidewater, Inc.                               120,000        5,100,000
                                                             -------------
                                                             10,375,000
                                                             -------------
Pollution Control--2.4%
 Raychem Corp.                                  65,000        5,061,875
                                                             -------------
Professional Services--2.6%
 HFS, Inc. (b)                                 110,000        5,651,250
                                                             -------------
Publishing, Broadcasting, Printing & Cable--1.8%
 American Radio Systems Corp. (b)               55,000        1,856,250
 Clear Channel Communications, Inc. (b)         30,000        2,032,500
                                                             -------------
                                                              3,888,750
                                                             -------------

2                      See Notes to Financial Statements

Phoenix Equity Opportunities Series
--------------------------------------------------------------------------------

                                                SHARES         VALUE
                                               --------   ---------------
Retail--1.9%
 Cost Plus, Inc. (b)                            50,000     $   1,187,500
 TJX Companies, Inc.                           100,000         2,950,000
                                                             -------------
                                                               4,137,500
                                                             -------------
Telecommunications Equipment--10.7%
 Cascade Communications Corp. (b)               20,000         2,005,000
 Cisco Systems, Inc. (b)                       100,000         5,187,500
 MFS Communications Co., Inc. (b)              100,946         3,501,565
 Newbridge Networks Corp. (b)                   80,000         5,150,000
 P-COM, Inc. (b)                                75,000         1,856,250
 Premiere Technologies, Inc. (b)                15,000           566,250
 Westell Technologies, Inc. (b)                 65,000         4,671,875
                                                             -------------
                                                              22,938,440
                                                             -------------
TOTAL COMMON STOCKS
 (Identified cost $153,519,572)                              189,802,440
                                                             -------------
FOREIGN COMMON STOCKS--6.4%
Building & Materials--0.5%
 Ton Yi Industrial Corp. (Taiwan) (b)          712,000         1,025,280
                                                             -------------
Computer Software & Services--1.4%
 Business Objects SA-SP ADR
  (France) (b)                                  18,000         1,557,000
 CBT Group PLC ADR (Ireland) (b)                20,000         1,480,000
                                                             -------------
                                                               3,037,000
                                                             -------------
Metals & Mining--0.5%
 Pohang Iron & Steel Company Ltd.
  ADR (South Korea)                             40,000         1,100,000
                                                             -------------
Textile & Apparel--2.5%
 Fila Holding SPA ADR (Italy)                   80,000         5,460,000
                                                             -------------
Truckers & Marine--1.0%
 Evergreen Marine Corp. (Taiwan) (b)           534,000           993,240
 Yang Ming Marine Transport (Taiwan)           723,000         1,033,890
                                                             -------------
                                                               2,027,130
                                                             -------------

                                                SHARES          VALUE
                                                 ------      -------------
Utility-Electric--0.5%
 Korea Electric Power Corp. ADR
  (South Korea)                                 40,000     $   1,110,000
                                                             -------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $11,621,461)                                13,759,410
                                                             -------------
CONVERTIBLE PREFERRED STOCKS--1.1%
Telecommunications Equipment--1.1%
 MFS Communications Cv. Pfd. 8%                 40,000         2,360,000
                                                             -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $1,900,125)                                  2,360,000
                                                             -------------
TOTAL LONG-TERM INVESTMENTS--95.8%
 (Identified cost $167,041,158)                              205,921,850
                                                             -------------


                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)
                                    ----------    --------
SHORT-TERM OBLIGATIONS--3.6%
Commercial Paper--3.6%
 Anheuser-Busch Cos., Inc.
   5.35%, 5-1-96                      A-1+        $ 4,085      4,085,000
 Campbell Soup Co. 5.28%,
   5-24-96                            A-1+          1,000        996,626
 Gannett Co. 5.27%,
   5-17-96                            A-1           2,695      2,688,688
                                                               -----------
                                                               7,770,314
                                                               -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $7,770,314)                                  7,770,314
                                                               -----------
TOTAL INVESTMENTS--99.4%
 (Identified cost $174,811,472)                              213,692,164(a)
 Cash and receivables, less liabilities--0.6%                  1,255,503
                                                               -----------
NET ASSETS--100.0%                                          $214,947,667
                                                               ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,027,743 and gross depreciation of $1,171,709 for income tax purposes. At April 30, 1996, the aggregate cost of securities for federal income tax purposes was $174,836,130.
(b) Non-income producing.
ADR-American Depository Receipt

                       See Notes to Financial Statements                       3

Phoenix Equity Opportunities Series
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1996

Assets
Investment securities at value
  (Identified cost $174,811,472)                          $213,692,164
Foreign currency at value (Identified cost $20,962)             20,935
Cash                                                             3,186
Receivables
 Investment securities sold                                  2,038,755
 Fund shares sold                                               48,290
 Dividends and interest                                         45,975
                                                            -----------
  Total assets                                             215,849,305
                                                            -----------

Liabilities
Payables
 Investment securities purchased                               434,600
 Fund shares repurchased                                       197,643
 Investment advisory fee                                       117,950
 Distribution fee                                               42,905
 Transfer agent fee                                             32,376
 Financial agent fee                                             5,055
 Trustees' fee                                                   4,789
Accrued expenses                                                66,320
                                                            -----------
  Total liabilities                                            901,638
                                                            -----------
Net Assets                                                $214,947,667
                                                            ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest          $165,249,438
Accumulated net realized gain                               10,817,564
Net unrealized appreciation                                 38,880,665
                                                            -----------
Net Assets                                                $214,947,667
                                                            ===========
Class A
Shares of beneficial interest outstanding, $.0001 par
 value, unlimited authorization (Net Assets
 $213,600,150)                                              24,245,033

Net asset value per share                                        $8.81
Offering price per share
  $8.81/(1-4.75%)                                                $9.25

Class B
Shares of beneficial interest outstanding, $.0001 par
 value, unlimited authorization (Net Assets
 $1,347,517)                                                   154,274

Net asset value and offering price per share                     $8.73

                           STATEMENT OF OPERATIONS
                          YEAR ENDED APRIL 30, 1996

Investment Income
Dividends                                                 $   925,602
Interest                                                      502,725
                                                            -----------
  Total investment income                                   1,428,327
                                                            -----------
Expenses
Investment advisory fee                                     1,394,239
Distribution fee--Class A                                     495,613
Distribution fee--Class B                                       9,319
Financial agent fee                                            59,753
Transfer agent                                                305,174
Printing                                                       63,162
Professional                                                   50,345
Registration                                                   48,226
Custodian                                                      35,529
Trustees                                                       21,093
Miscellaneous                                                  16,831
                                                            -----------
  Total expenses                                            2,499,284
                                                            -----------
Net investment loss                                        (1,070,957)
                                                            -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                            34,656,690
Net realized loss on foreign currency transactions             (3,958)
Net realized loss on options                               (6,745,863)
Net change in unrealized appreciation (depreciation)
  on investments                                           29,337,807
                                                            -----------

Net gain on investments                                    57,244,676
                                                            -----------
Net increase in net assets resulting from operations      $56,173,719
                                                            ===========

                      See Notes to Financial Statements

Phoenix Equity Opportunities Series
--------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year            Year
                                                                                        Ended           Ended
                                                                                      April 30,       April 30,
                                                                                         1996            1995
                                                                                      -----------   -------------
From Operations
 Net investment income (loss)                                                        $ (1,070,957)   $  1,073,425
 Net realized gain                                                                     27,906,869       5,576,553
 Net change in unrealized appreciation (depreciation)                                  29,337,807       8,679,660
                                                                                        ---------      -----------
 Increase in net assets resulting from operations                                      56,173,719      15,329,638
                                                                                        ---------      -----------
From Distributions to Shareholders
 Net investment income--Class A                                                           --           (1,177,310)
 Net realized gains--Class A                                                          (20,539,261)    (11,595,466)
 Net realized gains--Class B                                                             (108,254)        (15,203)
                                                                                        ---------      -----------
 Decrease in net assets from distributions to shareholders                            (20,647,515)    (12,787,979)
                                                                                        ---------      -----------
From Share Transactions
Class A
 Proceeds from sales of shares (3,092,252 and 6,338,878 shares, respectively)          24,946,255      46,125,947
 Net asset value of shares issued from reinvestment of distributions (1,944,177
  and 1,311,412 shares, respectively)                                                  14,853,511       8,942,271
 Cost of shares repurchased (5,081,608 and 8,806,706 shares, respectively)            (41,255,024)    (63,971,908)
                                                                                        ---------      -----------
Total                                                                                  (1,455,258)     (8,903,690)
                                                                                        ---------      -----------
Class B
 Proceeds from sales of shares (129,377 and 115,217 shares, respectively)               1,068,242         831,977
 Net asset value of shares issued from reinvestment of distributions (13,074 and
  2,209, respectively)                                                                     99,234          15,023
 Cost of shares repurchased (59,229 and 46,374 shares, respectively)                     (481,915)       (330,625)
                                                                                        ---------      -----------
Total                                                                                     685,561         516,375
                                                                                        ---------      -----------
 Decrease in net assets from share transactions                                          (769,697)     (8,387,315)
                                                                                        ---------      -----------
 Net increase (decrease) in net assets                                                 34,756,507      (5,845,656)
Net Assets
 Beginning of period                                                                  180,191,160     186,036,816
                                                                                        ---------      -----------
 End of period (including undistributed net investment income of $0 and $0,
  respectively)                                                                      $214,947,667    $180,191,160
                                                                                        =========      ===========

                      See Notes to Financial Statements

Phoenix Equity Opportunities Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                       Class A
                                        ----------------------------------------------------------------------
                                                                Year Ended April 30,
                                           1996            1995          1994         1993           1992
                                       -------------    ----------    ----------    ----------   ------------
Net asset value, beginning of
  period                                   $7.40          $7.31         $9.64         $8.59          $8.36
Income from investment operations
 Net investment income (loss)              (0.04)(4)       0.04          0.05          0.06           0.11
 Net realized and unrealized gain           2.34           0.58          0.57          1.34           0.71
                                         -----------      --------      --------      --------      ----------
  Total from investment operations          2.30           0.62          0.62          1.40           0.82
                                         -----------      --------      --------      --------      ----------
Less distributions
 Dividends from net investment
  income                                      --          (0.05)        (0.05)        (0.06)         (0.12)
 Distributions from net realized
  gains                                    (0.89)         (0.48)        (2.90)        (0.29)         (0.47)
                                         -----------      --------      --------      --------      ----------
  Total distributions                      (0.89)         (0.53)        (2.95)        (0.35)         (0.59)
                                         -----------      --------      --------      --------      ----------
Change in net asset value                   1.41           0.09         (2.33)         1.05           0.23
                                         -----------      --------      --------      --------      ----------
Net asset value, end of period             $8.81          $7.40         $7.31         $9.64          $8.59
                                         ===========      ========      ========      ========      ==========
Total return (1)                           32.86%          9.16%         4.99%        16.50%         10.30%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                           $213,600       $179,666      $186,037      $215,570       $204,792
Ratio of average net assets of:
 Expenses                                   1.25 %         1.32%         1.26%         1.35%          1.36%
 Net investment income (loss)              (0.53)%         0.60%         0.57%         0.67%          1.29%
Portfolio turnover                           302 %          358%          167%           31%            73%
Average commission rate paid             $0.0600            N/A           N/A           N/A            N/A

                                                  Class B
                                        ----------------------------
                                                            From
                                           Year          Inception
                                           Ended         7/19/94 to
                                          4/30/96         4/30/95
                                       -------------   ------------
Net asset value, beginning of
  period                                   $7.39           $7.28
Income from investment operations
 Net investment income (loss)               (0.10)(4)       0.00
 Net realized and unrealized gain           2.33            0.59
                                         -----------      ----------
  Total from investment operations          2.23            0.59
                                         -----------      ----------
Less distributions
 Dividends from net investment
  income                                      --              --
 Distributions from net realized
  gains                                    (0.89)          (0.48)
                                         -----------      ----------
  Total distributions                      (0.89)          (0.48)
                                         -----------      ----------
Change in net asset value                   1.34            0.11
                                         -----------      ----------
Net asset value, end of period             $8.73           $7.39
                                         ===========      ==========
Total return (1)                           31.92%           8.69%(3)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                             $1,348            $525
Ratio of average net assets of:
 Expenses                                   2.06 %          2.15 %(2)
 Net investment income (loss)                              (0.06)%(2)
                                           (1.18)%            (2)
Portfolio turnover                           302 %           358 %
Average commission rate paid             $0.0600             N/A

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using the average number of shares outstanding during the period.
                      See Notes to Financial Statements
6

PHOENIX STRATEGIC THEME SERIES

MARKET AND PORTFOLIO REVIEW

  Phoenix Strategic Theme Fund posted outstanding results over this latest reporting period. Since the Fund's October 16, 1995 inception through April 30, 1996, Class A shares returned 23.89% and Class B shares returned 23.41%. These results significantly outpaced its benchmark, the Standard & Poor's 500 Composite Stock Index, which returned 13.56% during the same period. All of these figures assume reinvestment of any distributions but exclude the effect of sales charges.

   During this reporting cycle, the Fund's holdings were focused on a number of compelling investment themes which produced strong results. Our 21st Century Medicine theme, which identifies companies that offer innovative solutions to pressing health care problems, performed solidly during the period. With the growing trend by corporate America to increase productivity and concentrate on core businesses, our Move to Outsourcing theme also contributed positively to the Fund's performance. Lastly, in the technology area, portfolio holdings related to our Hybrid Network and Internet Connection themes produced strong returns, despite the significant volatility within this sector.

   Over the last few months, we lowered the average market capitalization of the portfolio to capture the better relative growth prospects found in the small- and mid-cap areas of the market. In our view, valuations for many smaller companies had become more compelling and we anticipated that investor demand would increase for these securities. This strategy has proved to be rewarding as small caps have shown dramatic strength relative to their large-cap counterparts. If the small-cap market continues to rise at this brisk pace, we may consider taking some profits in this area in the near future.

   Looking ahead, we expect further volatility in the equity markets and continued rotation in market leadership. Our outlook has become modestly more cautious as interest rates have risen and we anticipate this may provide more competition for stocks over the balance of the year. Nonetheless, we believe many promising growth opportunities still exist and will focus on those companies and themes that should work well in any market environment.

[Description of Pie Chart]


Short-term
Obligations and
Cash
8.8%

America's
Educational
Crisis
1.6%

The Age of
Assisted
Living
3.3%

Quest for
Clean Water
3.7%

Environmental
Crisis
Recycled
4.4%

Retail
Revival
4.9%

Special
Situations
5.2%

Need for
Security
5.4%

Software
Solutions
5.8%

Digital
Sky Way
5.9%

Move to
Outsourcing
6.1%

Internet
Connection
7.2%

Healthcare
Productivity
7.7%

Energy
Technology
8.6%

Hybrid
Network
9.6%

21st Century
Medicine
11.8%

Phoenix Strategic Theme Series
--------------------------------------------------------------------------------


Mountain ST

-----   Phoenix Strategic
        Theme Series -- Class A
        10/16/95     $ 9,525
        4/30/96       11,798


====    Phoenix Strategic
        Theme Series -- Class B
        10/16/95     10,000
        4/30/96      11,841

+++++   S&P 500 Stock Index*
        10/16/95    $10,000
        4.30/96      11,356

====    $11,841 (Class B)
-----   $11,799 (Class A)
+++++   $11,356




Total Return for Period Ending 4/30/96

                                  From Inception
                                   10/16/95 to
                                     4/30/96
------------------------------    --------------
Class A with 4.75% sales
  charge                              17.99%
------------------------------      ------------
Class A at net asset value            23.89%
------------------------------      ------------
Class B with CDSC                     18.41%
------------------------------      ------------
Class B at net asset value            23.41%
------------------------------      ------------
S&P 500 Stock Index*                  13.56%
------------------------------      ------------

This chart assumes an initial gross investment of $10,000 made on 10/16/95 (inception of the Fund) for Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. The total return for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The S&P 500 Stock Index is an unmanaged but commonly used measure of stock return performance. The S&P 500's performance does not reflect sales charges.

Phoenix Strategic Theme Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT APRIL 30, 1996


                                                SHARES         VALUE
                                               --------   ---------------
COMMON STOCKS--91.2%
Commercial--Leasing Companies--0.4%
 Mitcham Industries, Inc. (b)                   25,000       $  184,375
                                                             -------------
Commercial Services--Miscellaneous--6.3%
 Accustaff, Inc. (b)                            22,000          654,500
 APAC Teleservices (b)                           6,000          465,000
 Corestaff, Inc. (b)                            16,500          639,375
 Manpower, Inc.                                 17,000          629,000
 Olsten Corp.                                   15,000          455,625
                                                             -------------
                                                              2,843,500
                                                             -------------
Commercial Services--Schools--1.6%
 Apollo Group, Inc. Class A (b)                  6,000          264,000
 National Education Corp. (b)                   30,000          446,250
                                                             -------------
                                                                710,250
                                                             -------------
Commercial Services--Security/Safety--5.4%
 ADT Ltd. (b)                                   40,000          680,000
 Corrections Corporation of America (b)         15,000          956,250
 Wackenhut Corrections Corporation (b)          15,000          802,500
                                                             -------------
                                                              2,438,750
                                                             -------------
Computer--Integrated Systems--2.1%
 Medic Computer Systems, Inc. (b)               10,000          935,000
                                                             -------------
Computer--Local Networks--4.2%
 FORE Systems, Inc. (b)                          5,000          395,000
 Shiva Corp. (b)                                 8,000          478,000
 Xylan Corp. (b)                                16,200        1,037,813
                                                             -------------
                                                              1,910,813
                                                             -------------
Computer--Peripheral Equipment--0.9%
 U.S. Robotics Corporation (b)                   2,500          391,250
                                                             -------------
Computer--Services--5.0%
 America Online, Inc. (b)                       10,000          640,000
 HBO & Co.                                       5,000          593,750
 Shared Medical Systems Corp.                   15,000        1,027,500
                                                             -------------
                                                              2,261,250
                                                             -------------
Computer--Software--10.7%
 Baan Company N.V. (b)                          11,000          660,000
 Clarify, Inc. (b)                              22,000          877,250
 Documentum, Inc. (b)                           15,000          690,000
 Gensym Corporation (b)                         20,000          412,500
 Hummingbird Comm. Ltd. (b)                     15,000          626,250
 Intuit, Inc. (b)                               10,000          520,000
 Netscape Communications Corp. (b)               7,000          427,000
 Raptor Systems, Inc. (b)                       20,000          660,000
                                                             -------------
                                                              4,873,000
                                                             -------------
Electric--Laser System/Component--2.4%
 Coherent, Inc. (b)                             20,000        1,072,500
                                                             -------------

                                                SHARES          VALUE
                                                 ------      -------------
Electric--Military Systems--2.0%
 General Motors Corp. Class H                   15,000       $  916,875
                                                             -------------
Electric--Scientific Instrument--2.5%
 Dionex Corp. (b)                               18,000          659,250
 Input/Output, Inc. (b)                         14,000          486,500
                                                             -------------
                                                              1,145,750
                                                             -------------
Electric--Semiconductor Manufacturing--1.3%
 Flextronics International, Ltd. (b)            15,000          581,250
                                                             -------------
Financial Services--Miscellaneous--2.0%
 Medaphis Corp. (b)                             20,000          922,500
                                                             -------------
Leisure--Services--1.3%
 Penske Motorsports, Inc. (b)                   20,000          605,000
                                                             -------------
Media--Cable TV--1.5%
 EchoStar Communications
  Corporation (b)                               20,000          670,000
                                                             -------------
Media--Radio/TV--0.7%
 United Video Satellite Group, Inc. (b)         15,000          341,250
                                                             -------------
Medical--Biomed/Genetics--0.8%
 Gilead Sciences, Inc. (b)                      12,000          366,000
                                                             -------------
Medical/Dental--Supplies--1.9%
 Target Therapeutics, Inc. (b)                  16,000          868,000
                                                             -------------
Medical--Ethical Drugs--3.6%
 Alza Corp. Class A (b)                         17,000          484,500
 Dura Pharmaceuticals, Inc. (b)                 10,000          535,000
 Fuisz Technologies, Ltd. (b)                   25,000          637,500
                                                             -------------
                                                              1,657,000
                                                             -------------
Medical Instruments--2.7%
 Lumisys, Inc. (b)                              20,000          590,000
 U.S. Surgical Corp.                            17,000          629,000
                                                             -------------
                                                              1,219,000
                                                             -------------
Medical--Output/Home Care--6.0%
 American HomePatient, Inc. (b)                 13,000          549,250
 Apria Healthcare Group, Inc. (b)               12,000          408,000
 Caremark International, Inc.                   30,000          828,750
 Housecall Medical Resources, Inc. (b)          23,000          500,250
 Pediatric Services of America (b)              18,000          454,500
                                                             -------------
                                                              2,740,750
                                                             -------------
Oil & Gas--Drilling--5.0%
 Diamond Offshore Drilling (b)                  20,000          995,000
 ENSCO International, Inc. (b)                  20,000          600,000
 Sonat Offshore Drilling                        12,000          658,500
                                                             -------------
                                                              2,253,500
                                                             -------------

                      See Notes to Financial Statements

Phoenix Strategic Theme Series
--------------------------------------------------------------------------------

                                                SHARES         VALUE
                                               --------   ---------------
Oil & Gas--Field Services--2.2%
 Halliburton Co.                                 8,000      $   459,000
 Schlumberger Ltd.                               6,000          529,500
                                                             -------------
                                                                988,500
                                                             -------------
Pollution Control--Equipment--3.0%
 Culligan Water Technologies, Inc. (b)          19,300          651,375
 GTS Duratek, Inc. (b)                          20,000          346,250
 Ionics, Inc. (b)                                8,000          384,000
                                                             -------------
                                                              1,381,625
                                                             -------------
Pollution Control--Services--3.7%
 Sanfil, Inc. (b)                               15,000          650,625
 Superior Services, Inc. (b)                    17,000          238,000
 U.S.A. Waste Services, Inc. (b)                15,000          390,000
 United Waste Systems, Inc. (b)                  7,000          385,000
                                                             -------------
                                                              1,663,625
                                                             -------------
Retail--Apparel/Shoe--1.4%
 Ross Stores, Inc.                              18,000          621,000
                                                             -------------
Retail--Miscellaneous/Diversified--1.0%
 Petsmart, Inc. (b)                             10,000          443,750
                                                             -------------
Retail--Restaurants--0.6%
 Planet Hollywood International, Inc. (b)       10,000          253,750
                                                             -------------
Retail--Supermarkets--0.9%
 Whole Foods Market, Inc. (b)                   20,000          407,500
                                                             -------------
Retail/Wholesale--Building Products--1.1%
 Eagle Hardware & Garden, Inc. (b)              50,000          506,250
                                                             -------------

                                                SHARES          VALUE
                                                 ------      -------------
Telecommunications--Equipment--5.4%
 Cascade Communications Corp. (b)                8,000      $   802,000
 Lucent Technologies, Inc. (b)                   6,500          228,312
 Newbridge Networks Corp. (b)                   16,000        1,030,000
 Tellabs, Inc. (b)                               7,000          386,750
                                                             -------------
                                                              2,447,062
                                                             -------------
Telecommunications--Services--1.6%
 Panamsat Corporation                           22,000          731,500
                                                             -------------
TOTAL COMMON STOCKS
 (Identified cost $34,718,320)                               41,352,125
                                                             -------------
TOTAL LONG-TERM INVESTMENTS--91.2%
 (Identified cost $34,718,320)                               41,352,125
                                                             -------------


                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)
                                    ----------    --------
SHORT-TERM OBLIGATIONS--3.8%
Commercial Paper--3.8%
 Anheuser-Busch Cos., Inc.
   5.32%, 5-1-96                       A-1+       $1,140     1,140,000
 Preferred Receivables  Funding
  Corp. 5.25%,  5-2-96                 A-1           260       259,962
 Schering Corp. 5.30%,
   5-2-96                              A-1+          300       299,956
                                                           -----------
                                                             1,699,918
                                                            ----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $1,699,918)                                1,699,918
                                                           -----------
TOTAL INVESTMENTS--95.0%
 (Identified cost $36,418,238)                              43,052,043(a)
 Cash and receivables, less liabilities--5.0%                2,261,107
                                                           -----------
NET ASSETS--100.0%                                         $45,313,150
                                                           ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,888,107 and gross depreciation of $254,302 for income tax purposes. At April 30, 1996, the aggregate cost of securities for federal income tax purposes was $36,418,238.
(b) Non-income producing.

                      See Notes to Financial Statements

Phoenix Strategic Theme Series
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30, 1996


Assets
Investment securities at value
  (Identified cost $36,418,238)                         $43,052,043
Cash                                                        448,477
Receivables
 Investment securities sold                                 643,750
 Fund shares sold                                         1,883,796
 Receivable from adviser                                     13,766
 Dividends and interest                                       2,000
Prepaid expenses                                             20,349
                                                         ------------
  Total assets                                           46,064,181
                                                         ------------

Liabilities
Payables
 Investment securities purchased                            666,563
 Fund shares repurchased                                      6,759
 Distribution fee                                            13,992
 Transfer agent fee                                           4,786
 Trustees' fee                                                3,192
 Financial agent fee                                            945
Accrued expenses                                             54,794
                                                         ------------
  Total liabilities                                         751,031
                                                         ------------
Net Assets                                              $45,313,150
                                                         ============

Net Assets Consist of:
Capital paid in on shares of beneficial interest        $39,055,482
Accumulated net realized loss                              (376,137)
Net unrealized appreciation                               6,633,805
                                                         ------------
Net Assets                                              $45,313,150
                                                         ============
Class A
Shares of beneficial interest outstanding, $.0001
 par value, unlimited authorization (Net Assets
 $33,393,147)                                             2,699,375

Net asset value per share                                    $12.37
Offering price per share
  $12.37/(1-4.75%)                                           $12.99

Class B
Shares of beneficial interest outstanding, $.0001
 par value, unlimited authorization (Net Assets
 $11,920,003)                                               966,629

Net asset value and offering price per share                 $12.33


                           STATEMENT OF OPERATIONS
                      FROM INCEPTION OCTOBER 16, 1995 TO
                                APRIL 30, 1996

Investment Income
Dividends                                                $   30,199
Interest                                                    136,861
                                                         ------------
  Total investment income                                   167,060
                                                         ------------
Expenses
Investment advisory fee                                      98,507
Distribution fee--Class A                                    26,550
Distribution fee--Class B                                    25,143
Financial agent fee                                           3,940
Registration                                                 43,311
Transfer agent                                               31,979
Printing                                                     20,898
Professional                                                 17,465
Custodian                                                    12,195
Trustees                                                      9,012
Miscellaneous                                                 2,742
                                                         ------------
  Total expenses                                            291,742
  Less expenses borne by investment adviser                 (89,005)
                                                         ------------
  Net expenses                                              202,737
                                                         ------------
Net investment loss                                         (35,677)
                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                            (376,137)
Net change in unrealized appreciation
  (depreciation) on investments                           6,633,805
                                                         ------------

Net gain on investments                                   6,257,668
                                                         ------------
Net increase in net assets resulting from
  operations                                             $6,221,991
                                                         ============

                      See Notes to Financial Statements

Phoenix Strategic Theme Series
--------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                    From
                                                                 Inception
                                                                10/16/95 to
                                                                  4/30/96
                                                                ------------
From Operations
 Net investment loss                                            $   (35,677)
 Net realized loss                                                 (376,137)
 Net change in unrealized appreciation (depreciation)             6,633,805
                                                                  ----------
 Increase in net assets resulting from operations                 6,221,991
                                                                  ----------
From Distributions to Shareholders
 Tax return of capital--Class A                                     (25,935)
 Tax return of capital--Class B                                      (1,782)
                                                                  ----------
 Decrease in net assets from distributions to shareholders          (27,717)
                                                                  ----------
From Share Transactions
Class A
 Proceeds from sales of shares (2,760,919 shares)                29,305,894
 Net asset value of shares issued from reinvestment of
  distributions (2,423 shares)                                       25,417
 Cost of shares repurchased (63,967 shares)                        (743,134)
                                                                  ----------
Total                                                            28,588,177
                                                                  ----------
Class B
 Proceeds from sales of shares (992,960 shares)                  10,820,691
 Net asset value of shares issued from reinvestment of
  distributions (161 shares)                                          1,682
 Cost of shares repurchased (26,492 shares)                        (291,674)
                                                                  ----------
Total                                                            10,530,699
                                                                  ----------
 Increase in net assets from share transactions                  39,118,876
                                                                  ----------
 Net increase in net assets                                      45,313,150
Net Assets
 Beginning of period                                                      0
                                                                  ----------
 End of period (including undistributed net investment
  income of $0)                                                 $45,313,150
                                                                  ==========

                      See Notes to Financial Statements

Phoenix Strategic Theme Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)


                                             Class A              Class B
                                         -----------------    ------------------
                                          From Inception       From Inception
                                            10/16/95 to          10/16/95 to
                                              4/30/96              4/30/96
                                         -----------------    ------------------
Net asset value, beginning of period          $10.00               $10.00
Income from investment operations
 Net investment income (loss)                  (0.00)(1)(5)         (0.06)(1)(5)
 Net realized and unrealized gain               2.39                 2.40
                                         ---------------      -----------------
  Total from investment operations              2.39                 2.34
                                         ---------------      -----------------
Less distributions
 Dividends from net investment income             --                   --
 Distributions from net realized
  gains                                           --                   --
 Tax return of capital                         (0.02)               (0.01)
                                         ---------------      -----------------
  Total distributions                          (0.02)               (0.01)
                                         ---------------      -----------------
Change in net asset value                       2.37                 2.33
                                         ---------------      -----------------
Net asset value, end of period                $12.37               $12.33
                                         ===============      =================
Total return (2)                               23.89% (4)           23.41% (4)
Ratios/supplemental data:
Net assets, end of period (thousands)        $33,393              $11,920
Ratio of average net assets of:
 Expenses                                       1.40% (3)            2.16% (3)
 Net investment income (loss)                  (0.09)%(3)           (1.06)%(3)
Portfolio turnover                               175% (4)             175% (4)
Average commission rate paid                 $0.0663              $0.0663

(1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.

                     See Notes to Financial Statements

PHOENIX SMALL CAP SERIES

MARKET AND PORTFOLIO REVIEW

  Aided by the recent rally in small-cap stocks, Phoenix Small Cap Fund produced stellar returns during this latest reporting period. Since the Fund's inception on October 16, 1995 through April 30, 1996, Class A shares returned 67.48% and Class B shares returned 66.80%. These results significantly outperformed its benchmark, the Russell 2000 Small Cap Index, which returned 16.20% during the same period. All of these figures assume reinvestment of any distributions but exclude the effect of sales charges.

   During this reporting cycle, we incorporated a number of Phoenix investment themes into the portfolio with outstanding results. Within the health care and energy sectors, our 21st Century Medicine and Energy Technology themes produced strong returns for the Fund. Our technology holdings, especially those related to our Hybrid Network and Internet Connection themes also contributed positively to performance. Some of our biggest individual gainers for the period included Parexel International, Seacor Holdings, Lernout & Hauspie, MRV Communications, Systemsoft and Learning Tree.

   Our outlook for the small-cap market remains positive. We believe that the performance of small-cap stocks have lagged relative to large company stocks and still offer good growth potential. As this bull market matures, we expect that small stocks should continue to lead the way.

   Looking ahead, our stock selection will remain focused on companies that can capitalize on timely investment themes. A few of our themes that we believe have strong growth potential in this environment include America's Educational Crisis, Software Solutions and 21st Century Medicine. Although our initial efforts have met with very good success, we must stress that small stock investing is a long-term endeavor and that investors should be prepared to accept the short-term volatility that is inevitable in this segment of the market.

[Description of Pie Chart]

Short-term
Obligations and
Cash 8.0%

America's
Educational
Crisis
4.0%

Genomic
Revolution
3.0%

Quest for
Clean Water
3.2%

The Age
of Lasers 4.2%

Special
Situations
7.3%

Need for
Security
3.8%

Software
Solutions
13.7%

Digital
Sky Way 6.7%

Move to
Outsourcing 5.4%


Internet
Connection 5.0%

Healthcare
Productivity
9.9%

Energy
Technology
9.5%

Hybrid
Network
13.8%

21st Century
Medicine
2.5%

Phoenix Small Cap Series
--------------------------------------------------------------------------------




[Description of Mountain Chart]


Phoenix Small
Cap Series -- Class A
 9,525
15,950

Phoenix Small
Cap Series -- Class B
10,000
16,180

Russell 2000 Benchmark
10,000
11,620

$16,180 (Class B)
$15,950 (Class A)
$11,620



Total Return for Period Ending 4/30/96

                                       From Inception
                                        10/16/95 to
                                          4/30/96
-----------------------------------    --------------
Class A with 4.75% sales charge            59.50%
-----------------------------------      ------------
Class A at net asset value                 67.48%
-----------------------------------      ------------
Class B with CDSC                          61.80%
-----------------------------------      ------------
Class B at net asset value                 66.80%
-----------------------------------      ------------
Russell 2000 Benchmark*                    16.20%
-----------------------------------      ------------

This chart assumes an initial gross investment of $10,000 made on 10/16/95 (inception of the Fund) for Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. The total return for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The Russell 2000 Benchmark is a commonly used, unmanaged indicator of stock market performance for small cap companies. The index does not reflect sales charges.

Phoenix Small Cap Series
--------------------------------------------------------------------------------
                        INVESTMENTS AT APRIL 30, 1996

                                              SHARES       VALUE
                                               ------   ------------
COMMON STOCKS--90.5%
Agricultural Operations--0.9%
 Delta & Pine Land Co.                        30,000    $ 1,338,750
                                                          ----------
Commercial Services--Miscellaneous--6.1%
 Clintrials Research, Inc. (b)                65,000      2,730,000
 Corestaff, Inc. (b)                          37,500      1,453,125
 Employee Solutions, Inc. (b)                 60,000      2,325,000
 Robert Half International, Inc. (b)          40,000      2,300,000
                                                          ----------
                                                          8,808,125
                                                          ----------
Commercial Services--Schools--5.5%
 Apollo Group, Inc. Class A (b)               15,000        660,000
 ITT Educational Services, Inc. (b)           45,000      1,395,000
 Learning Tree International (b)              50,000      1,250,000
 National Education Corp. (b)                125,000      1,859,375
 Nobel Education Dynamics (b)                 30,000        532,500
 Youth Services International, Inc. (b)       61,000      2,150,250
                                                          ----------
                                                          7,847,125
                                                          ----------
Commercial Services--Security/Safety--2.3%
 Checkpoint Systems, Inc. (b)                 60,000      1,792,500
 Childrens Comprehensive Services,
  Inc. (b)                                    33,500        477,375
 Wackenhut Corrections Corporation (b)        20,000      1,070,000
                                                          ----------
                                                          3,339,875
                                                          ----------
Computer--Graphics--0.7%
 Trident Microsystems, Inc. (b)               60,000      1,050,000
                                                          ----------
Computer--Integrated Systems--2.3%
 Medic Computer Systems, Inc. (b)             36,000      3,366,000
                                                          ----------
Computer--Local Networks--1.2%
 Shiva Corp. (b)                              30,000      1,792,500
                                                          ----------
Computer--Services--1.1%
 Technology Solutions Co. (b)                 60,000      1,620,000
                                                          ----------
Computer--Software--22.8%
 Accent Software International Ltd. (b)       50,000      2,200,000
 Astea International, Inc. (b)                65,000      1,917,500
 Citrix Systems, Inc. (b)                     30,000      2,340,000
 Cybercash, Inc. (b)                          50,000      1,725,000
 Epic Design Technology, Inc. (b)             58,000      1,986,500
 HNC Software, Inc. (b)                       55,000      2,048,750
 HPR, Inc. (b)                                30,000      1,290,000
 Hummingbird Comm. Ltd. (b)                   30,000      1,252,500
 McAfee Associates, Inc. (b)                  32,000      1,960,000
 Mecon, Inc. (b)                              78,000      2,184,000
 Natural Microsystems Corp. (b)               45,000      1,698,750
 Prism Solutions, Inc (b)                     76,000      2,479,500
 Red Brick Systems, Inc. (b)                  35,000      2,073,750
 Remedy Corp. (b)                             27,000      2,119,500
 Systemsoft Corporation (b)                  100,000      2,787,500

                                              SHARES        VALUE
                                                ----      ----------
Computer--Software--continued
 Transportation System Architects, Inc.
  (b)                                         29,500    $ 1,578,250
 Vantive Corporation (b)                      30,000      1,087,500
                                                          ----------
                                                         32,729,000
                                                          ----------
Electric--Laser System/Component--2.6%
 Coherent, Inc. (b)                           70,000      3,753,750
                                                          ----------
Electric--Military Systems--0.9%
 Stanford Telecommunications, Inc. (b)        30,000      1,260,000
                                                          ----------
Electric--Scientific Instrument--0.8%
 Dionex Corp. (b)                             30,000      1,098,750
                                                          ----------
Electric--Semiconductor Manufacturer--5.6%
 ESS Technology, Inc. (b)                    123,000      2,782,875
 Triquint Semiconductor, Inc. (b)            115,000      2,386,250
 Vitesse Semiconductor Corp. (b)              95,000      2,838,125
                                                          ----------
                                                          8,007,250
                                                          ----------
Leisure Services--1.1%
 Penske Motorsports, Inc. (b)                 50,000      1,512,500
                                                          ----------
Machinery--Farm--0.8%
 Lindsay Manufacturing Co.                    30,000      1,125,000
                                                          ----------
Media--Cable TV--1.1%
 EchoStar Communications Corp. (b)            46,000      1,541,000
                                                          ----------
Media--Radio/TV--1.1%
 United Video Satellite Group, Inc. (b)       72,000      1,638,000
                                                          ----------
Medical--Biomed/Genetics--5.0%
 Human Genome Sciences, Inc. (b)              55,000      2,186,250
 Incyte Pharmaceuticals, Inc. (b)             58,000      1,863,250
 Pharmaceutical Product Development, Inc.
  (b)                                         26,000      1,098,500
 Vical, Inc. (b)                             139,000      2,093,688
                                                          ----------
                                                          7,241,688
                                                          ----------
Medical--Instruments--0.4%
 Iridex Corporation (b)                       35,000        525,000
                                                          ----------
Medical--Output/Home Care--0.4%
 Renal Care Group, Inc. (b)                   16,800        579,600
                                                          ----------
Medical--Products--3.2%
 Capstone Pharmacy Services (b)               75,000        745,313
 MediSense, Inc. (b)                           8,000        360,000
 Parexel International Corp. (b)              60,000      2,955,000
 Quintiles Transnational Corp. (b)             8,000        586,000
                                                          ----------
                                                          4,646,313
                                                          ----------
Oil & Gas--Drilling--3.1%
 Arethusa (Off-Shore), Ltd. (b)               27,000      1,215,000
 Atwood Oceanics, Inc. (b)                    38,000      1,619,750
 Falcon Drilling Company, Inc. (b)            60,000      1,612,500
                                                          ----------
                                                          4,447,250
                                                          ----------

                      See Notes to Financial Statements

Phoenix Small Cap Series
-------------------------------------------------------------------------

                                                SHARES         VALUE
                                               --------   ---------------
Oil & Gas--Field Services--2.4%
 Dawson Production Services, Inc. (b)           71,500      $  1,018,875
 Pride Petroleum Services, Inc. (b)             90,000         1,473,750
 Stolt Comex Seaway S.A. (b)                    75,000         1,012,500
                                                             -------------
                                                               3,505,125
                                                             -------------
Oil & Gas--Machinery/Equipment--1.3%
 Energy Ventures, Inc. (b)                      61,900         1,857,000
                                                             -------------
Oil & Gas--U.S. Exploration & Production--1.7%
 Chesapeake Energy Corp. (b)                    19,200         1,358,400
 Stone Energy Corp. (b)                         60,000         1,080,000
                                                             -------------
                                                               2,438,400
                                                             -------------
Pollution Control--Equipment--1.3%
 Culligan Water Technologies, Inc. (b)          30,600         1,032,750
 U.S. Filter Corp. (b)                          25,000           768,750
                                                             -------------
                                                               1,801,500
                                                             -------------
Retail--Apparel/Shoe--1.2%
  Buckle, Inc. (b)                              60,000         1,755,000
                                                             -------------
Telecommunications--Equipment--9.0%
 Aspect Telecommunications Corp. (b)            23,000         1,322,500
 Galileo Electro-Optics Corp. (b)               70,000         1,767,500
 Global Telecommunications Ltd. (b)             43,000         2,246,750
 MRV Communications, Inc. (b)                   62,500         2,593,750
 Pairgain Technologies, Inc. (b)                10,000           955,000
 Teltrend, Inc. (b)                             25,000         1,234,375
 Westell Technologies, Inc. (b)                 38,000         2,731,250
                                                             -------------
                                                              12,851,125
                                                             -------------
Telecommunications--Services--2.1%
 Orion Network Systems, Inc. (b)                75,000         1,040,625
 Panamsat Corp. (b)                             60,000         1,995,000
                                                             -------------
                                                               3,035,625
                                                             -------------
Transportation--Equipment Manufacturing--1.5%
 Avondale Industries, Inc. (b)                 110,000         2,103,750
                                                             -------------
Transportation--Ship--1.0%
 Seacor Holdings, Inc. (b)                      35,000         1,443,750
                                                             -------------
TOTAL COMMON STOCKS
 (Identified cost $104,466,743)                              130,058,751
                                                             -------------
FOREIGN COMMON STOCKS--1.5%
Computer Software & Services--1.1%
 Business Objects SA-SP ADR
  (France) (b)                                  14,900         1,288,850
 Planning Sciences International ADR
  (United Kingdom) (b)                          10,500           252,000
                                                             -------------
                                                               1,540,850
                                                             -------------
Pollution Control--0.4%
 Memtec Ltd. ADR (Australia)                    20,000      $    547,500
                                                             -------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $1,702,755)                                  2,088,350
                                                             -------------
TOTAL LONG-TERM INVESTMENTS--92.0%
 (Identified cost $106,169,498)                              132,147,101
                                                             -------------


                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)
                                    ----------    --------
SHORT-TERM OBLIGATIONS--7.7%
Commercial Paper--7.0%
 Anheuser-Busch Cos., Inc.
   5.32%, 5-1-96                      A-1+        $4,100       4,100,000
 Shell Oil Co. 5.27%,
   5-1-96                             A-1+           675         675,000
 H.J. Heinz Co. 5.32%,
   5-2-96                             A-1+         1,000         999,853
 Schering Corp. 5.30%,  5-2-96        A-1+           330         329,951
 Gannett Co. 5.28%, 5-3-96            A-1+         1,465       1,464,570
 Bellsouth Telecommuni-
   cations, Inc. 5.25%,
   5-6-96                             A-1+           260         259,810
 Emerson Electric Co.  5.26%,
   5-6-96                             A-1+         1,195       1,194,127
 Campbell Soup Co. 5.30%,
   5-14-96                            A-1+         1,000         998,086
                                                             -----------
                                                              10,021,397
                                                             -----------
Federal Agency Securities--0.7%
 Federal Farm Credit Bank 5.17%,  5-17-96          1,000         997,702
                                                             -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $11,019,099)                                11,019,099
                                                             -----------
TOTAL INVESTMENTS--99.7%
 (Identified cost $117,188,597)                              143,166,200(a)
 Cash and receivables, less liabilities--0.3%                    373,468
                                                             -----------
NET ASSETS--100.0%                                          $143,539,668
                                                             ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,388,362 and gross depreciation of $623,878 for income tax purposes. At April 30, 1996, the aggregate cost of securities for federal income tax purposes was $117,401,716.
(b) Non-income producing.
ADR-American Depository Receipt

                      See Notes to Financial Statements

Phoenix Small Cap Series
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30, 1996

Assets
Investment securities at value
  (Identified cost $117,188,597)                       $143,166,200
Cash                                                          3,606
Receivables
 Fund shares sold                                         9,443,165
 Investment securities sold                               3,032,464
Prepaid expenses                                             20,519
                                                         -----------
  Total assets                                          155,665,954
                                                         -----------

Liabilities
Payables
 Investment securities purchased                         11,939,568
 Fund shares repurchased                                     23,047
 Distribution fee                                            40,897
 Transfer agent fee                                          13,976
 Investment advisory fee                                     13,286
 Trustees' fee                                                3,178
 Financial agent fee                                          2,584
Accrued expenses                                             89,750
                                                         -----------
  Total liabilities                                      12,126,286
                                                         -----------
Net Assets                                             $143,539,668
                                                         ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest       $117,269,725
Accumulated net realized gain                               292,340
Net unrealized appreciation                              25,977,603
                                                         -----------
Net Assets                                             $143,539,668
                                                         ===========
Class A
Shares of beneficial interest outstanding, $.0001
 par value, unlimited authorization (Net Assets
 $98,371,502)                                             5,877,279

Net asset value per share                                    $16.74
Offering price per share
  $16.74/(1-4.75%)                                           $17.57

Class B
Shares of beneficial interest outstanding, $.0001
 par value, unlimited authorization (Net Assets
 $45,168,166)                                             2,707,543

Net asset value and offering price per share                 $16.68

                           STATEMENT OF OPERATIONS
                      FROM INCEPTION OCTOBER 16, 1995 TO
                                APRIL 30, 1996

Investment Income
Dividends                                               $    11,903
Interest                                                    231,990
                                                         -----------
  Total investment income                                   243,893
                                                         -----------
Expenses
Investment advisory fee                                     196,972
Distribution fee--Class A                                    49,601
Distribution fee--Class B                                    64,227
Financial agent fee                                           7,879
Registration                                                 72,668
Transfer agent                                               55,491
Printing                                                     27,232
Professional                                                 18,359
Custodian                                                    15,293
Trustees                                                      8,998
Miscellaneous                                                 4,218
                                                         -----------
  Total expenses                                            520,938
  Less expenses borne by investment adviser                 (78,823)
                                                         -----------
  Net expenses                                              442,115
                                                         -----------
Net investment loss                                        (198,222)
                                                         -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             478,693
Net change in unrealized appreciation
  (depreciation) on investments                          25,977,603
                                                         -----------

Net gain on investments                                  26,456,296
                                                         -----------
Net increase in net assets resulting from
  operations                                            $26,258,074
                                                         ===========

                      See Notes to Financial Statements

Phoenix Small Cap Series
--------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                   From Inception
                                                                                    10/16/95 to
                                                                                      4/30/96
                                                                                   --------------
From Operations
 Net investment loss                                                                $   (198,222)
 Net realized gain                                                                       478,693
 Net change in unrealized appreciation (depreciation)                                 25,977,603
                                                                                     ------------
 Increase in net assets resulting from operations                                     26,258,074
                                                                                     ------------
From Distributions to Shareholders
 In excess of net investment income--Class A                                             (12,168)
                                                                                     ------------
 Decrease in net assets from distributions to shareholders                               (12,168)
                                                                                     ------------
From Share Transactions
Class A
 Proceeds from sales of shares (6,072,940 shares)                                     81,698,360
 Net asset value of shares issued from reinvestment of distributions (928
  shares)                                                                                 11,748
 Cost of shares repurchased (196,589 shares)                                          (2,715,491)
                                                                                     ------------
Total                                                                                 78,994,617
                                                                                     ------------
Class B
 Proceeds from sales of shares (2,768,695 shares)                                     39,161,690
 Net asset value of shares issued from reinvestment of distributions (0 shares)               --
 Cost of shares repurchased (61,152 shares)                                             (862,545)
                                                                                     ------------
Total                                                                                 38,299,145
                                                                                     ------------
 Increase in net assets from share transactions                                      117,293,762
                                                                                     ------------
 Net increase in net assets                                                          143,539,668
Net Assets
 Beginning of period                                                                           0
                                                                                     ------------
 End of period (including undistributed net investment income of $0)                $143,539,668
                                                                                     ============

                      See Notes to Financial Statements

Phoenix Small Cap Series
--------------------------------------------------------------------------------


                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                           Class A             Class B
                                        ---------------    ----------------
                                        From Inception      From Inception
                                          10/16/95 to        10/16/95 to
                                            4/30/96            4/30/96
                                        ---------------    ----------------
Net asset value, beginning of period         $10.00             $10.00
Income from investment operations
 Net investment income (loss)                 (0.04)(1)(5)       (0.09)(1)(5)
 Net realized and unrealized gain              6.79               6.77
                                          -------------     ---------------
  Total from investment operations             6.75               6.68
                                          -------------     ---------------
Less distributions
 Dividends from net investment
  income                                       --                 --
 In excess of net investment income           (0.01)              --
                                          -------------     ---------------
  Total distributions                         (0.01)              --
                                          -------------     ---------------
Change in net asset value                      6.74               6.68
                                          -------------     ---------------
Net asset value, end of period               $16.74             $16.68
                                          =============     ===============
Total return (2)                              67.48% (4)         66.80% (4)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                               $98,372            $45,168
Ratio of average net assets of:
 Expenses                                      1.50% (3)          2.26% (3)
 Net investment income (loss)                 (0.53)%(3)         (1.44)%(3)
Portfolio turnover                              103% (4)           103% (4)
Average commission rate paid                $0.0657            $0.0657

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.

                      See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix Strategic Equity Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Series has distinct investment objectives. The Equity Opportunities Series seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. The Strategic Theme Series seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Small Cap Series seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential.

   Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities traded on an exchange or quoted on the over-the-counter market are valued at the last sale price, or if there had been no sale that day, at the last bid price, except for the Equity Opportunities Series which uses the mean if there had been no sale. Short-term investments having a remaining maturity of less than 61 days are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction, is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1996 (Continued)

F. Expenses:

  Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

G. Options:

  Each Series may purchase put or call options on securities and securities indices and foreign currencies for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series pays a premium which is included in the Series' Schedule of Investments and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Advisers, Phoenix Investment Counsel, Inc. ("PIC") and National Securities and Research Corporation ("NSR"), indirect majority-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("PHL"), are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Series:

                                            1st         $1-2       $2+
Series                      Adviser     $1 Billion    Billion    Billion
--------------------------     ------    -----------    ------   --------
Equity Opportunities
  Series                       NSR          0.70%       0.65%     0.60%
Strategic Theme Series         PIC          0.75%       0.70%     0.65%
Small Cap Series               PIC          0.75%       0.70%     0.65%

  The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Strategic Theme and Small Cap Series to the extent that other operating expenses (excluding investment advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.40% and 0.50%, respectively, of the average daily net assets of each Series.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $201,865 for Class A shares and deferred sales charges of $4,675 for Class B shares for the period ended April 30, 1996. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of each Series. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the period ended April 30, 1996, $337,972 was earned by the Distributor and $332,481 was earned by unaffiliated participants.

   As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended April 30, 1996, transfer agent fees were $392,644 of which PEPCO retained $130,428 which is net of the fees paid to State Street.

   At April 30, 1996, PHL and its affiliates held shares of the Fund as follows:

                                                       Aggregate
                                        Shares      Net Asset Value
                                       ------      ----------------
Equity Opportunities Series--Class A       111      $       978
                           --Class B    16,746          146,190
     Strategic Theme Series--Class A   991,510       12,264,979
                           --Class B    10,009          123,406
           Small Cap Series--Class A   490,232        8,206,487
                           --Class B    10,000          166,800

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term secuities, options written, futures, and forward currency contracts) for the period ended April 30, 1996, aggregated the following:

                                Purchases        Sales
                                -----------   -------------
Equity Opportunities Series   $580,972,506    $617,713,174
Strategic Theme Series          73,951,729      38,857,591
Small Cap Series               158,188,621      52,498,198

   There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  Under current tax law, capital losses realized after October 31, 1995 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1996, the Strategic Theme Series elected to defer $375,980 in losses occurring between November 1, 1995 and April 30, 1996. In addition, the Equity Opportunities Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $327,805.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1996 (Continued)

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1996, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                              Accumulated      Capital paid
                           Undistributed     net realized      in on shares
                           net investment        gains        of beneficial
                               income          (losses)          interest
                            --------------   -------------   ---------------
Equity Opportunities
  Series                     $1,070,957       $(1,070,957)       $   --
Strategic Theme Series           35,677                --        (35,677)
Small Cap Series                210,390          (186,353)       (24,037)

6. SUBSEQUENT EVENT

  As of June 14, 1996, the Small Cap Series will be closed for sales to new investors. The close is the result of management's strategy to keep the fund at an optimum size for small-cap investing.

TAX INFORMATION NOTICE (Unaudited)

  For federal income tax purposes, 12.1% and 2.2% of the ordinary income dividends paid by the Equity Opportunities Series and the Small Cap Series, respectively, qualify for the dividends received deduction of corporate shareholders.

   For the fiscal year ended April 30, 1996, the Equity Opportunities Series distributed $72,857 of long-term capital gain dividends.

This report is authorized for use by other than shareholders only when accompanied or preceded by the delivery of a current prospectus showing the sales charge and other material information.

                      REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP                                   [Price Waterhouse logo]

To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix Equity Opportunities Series, the Phoenix Strategic Theme Series and the Phoenix Small Cap Series (constituting separate series of the Phoenix Strategic Equity Series Fund, hereafter referred to as the "Fund") at April 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Boston, Massachusetts
June 14, 1996

Phoenix Strategic Equity Series Fund

101 Munson Street
Greenfield, Massachusetts 01301

Trustees

C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers

Philip R. McLoughlin, President
Martin J. Gavin, Executive Vice President
Michael E. Haylon, Executive Vice President
William J. Newman, Senior Vice President
Michael K. Arends, Vice President
James M. Dolan, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser--Phoenix Equity
Opportunities Fund

National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Investment Adviser--Phoenix Strategic Theme
Fund and Phoenix Small Cap Fund

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel

Dechert, Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005-1208

Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

Phoenix Strategic Equity Series Fund

P.O. Box 2200
Enfield, CT 06083-2200

                                Bulk Rate Mail
                                 U.S. Postage
                                     PAID
                               Springfield, MA
                                Permit No. 444

[Phoenix
Duff & Phelps logo]

PDP 744 (6/96)                   [Dalbar Honor's Commitment to Investors logo]

                     PHOENIX STRATEGIC EQUITY SERIES FUND
                          PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits

  (a) Financial Statements:
        Included in Part A: Financial Highlights

      Included in Part B: Financial Statements and Notes thereto, and Report of Independent Accountants are included in the Annual Report to Shareholders for the year ended April 30, 1996, incorporated by reference.

  (b) Exhibits:


 1.1    Declaration of Trust of the Registrant, previously filed, and herein incorporated by reference.
1.2     Amendment to Declaration of Trust of the Registrant creating additional classes and dual distribution system filed with Post-Effective Amendment No. 9 on July 19, 1994 and herein incorporated by reference.
1.3     Amendment to Declaration of Trust of the Registrant, changing name of the Trust and establishing additional Series of the Trust, filed via Edgar with Post-Effective Amendment
        No. 13 on October 16, 1995 and herein incorporated by reference.
1.4     Amendment to Declaration of Trust of the Registrant, changing the name of the Series of the Trust filed via Edgar with Post-Effective Amendment No. 14 on April 15, 1996 and herein incorporated by reference.
1.5     Amendment to Declaration of Trust establishing an additional Series of the Trust filed via Edgar with Post-Effective Amendment No. 15 on May 24, 1996 and herein incorporated by reference.
2.1     By-laws of the Registrant, previously filed, and herein incorporated by reference.
3.      Not Applicable.
4.1     Reference is hereby made to Article VI of Registrant's Declaration of Trust referenced in Exhibit 1 above.
5.1     Management Agreement between Registrant and National Securities & Research Corporation
        dated January 1, 1994, previously filed, and herein incorporated by reference.
5.2     Management Agreement between Registrant and Phoenix Investment Counsel, Inc. filed via Edgar with Post-Effective Amendment No. 13 on October 16, 1995 and herein incorporated by reference.
6.1     Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation
        ("Equity Planning") dated May 14, 1993, previously filed, and herein incorporated by reference.
6.2     Form of Underwriting Agreement for Class B Shares between Registrant and Equity Planning filed with Post-Effective Amendment No. 8 on May 4, 1994 and herein incorporated by reference.
7.      None.
8.1     Custodian Contract between Registrant and State Street Bank and Trust Company dated
        October 14, 1993, filed with Post-Effective Amendment No. 8 on May 4, 1994 and herein incorporated by reference.
8.2     Amendment to Custodian Contract between Registrant and Equity Planning dated October
        17, 1996 filed via Edgar herewith.*
9.1     Transfer Agency and Service Agreement between Registrant and Equity Planning dated
        June 1, 1994, filed with Post-Effective Amendment No. 9 on July 19, 1994 and herein incorporated by reference.
9.2     Form of Sales Agreement, filed with Post-Effective Amendment No. 9 on July 19, 1994 and herein incorporated by reference.
9.3     Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996, filed herewith.*
10.     Opinion as to legality of the shares, previously filed, and herein incorporated by reference.
11.     Consent of Independent Accountant, previously filed, and herein incorporated by reference.
12.     Not applicable.
13.     None.
14.     None.



                                      C-1


15.1    Distribution Plan dated May 14, 1993, previously filed, and herein incorporated by reference.
15.2    Form of Distribution Plan for Class B Shares filed with Post-Effective Amendment No.
        8 on May 4, 1994 and herein incorporated by reference.
16.     Schedule for computation of yield and effective yield quotations filed previously and herein incorporated by reference.
17.     Financial Data Schedule filed via Edgar with Post-Effective Amendment No. 17 filed on August 27, 1996, and herein incorporated by reference.
18.1    Rule 18f-3 Dual Distribution Plan effective November 15, 1995 filed via Edgar with
        Post-Effective Amendment No. 14 on April 15, 1996 and herein incorporated by reference.
18.2    Amended and Restated Rule 18f-3 Dual Distribution Plan effective May 1, 1996 filed via Edgar with Post-Effective Amendment No. 17 filed on August 27, 1996, and herein incorporated by reference.
18.3    Amended and Restated Rule 18f-3 Dual Distribution Plan effective May 1, 1996 filed via Edgar herewith.*
19.     Powers of Attorney filed via Edgar with Post-Effective Amendment No. 14 on April 16,
        1996 and herein incorporated by reference.

*Filed Herewith.

Item 25. Persons Controlled by or Under Common Control With Registrant

  No person is controlled by, or under common control, with the Registrant.

Item 26. Number of Holders of Securities


  As of December 31, 1996, the number of record holders of each class of securities of the Registrant was as follows:


                                                                    Number of
Title of Class                                                    Record-holders
----------------------------------------------------------------  ---------------
Shares of Beneficial Interest--Class A (Equity Opportunities)         11,430
                                                                      ------
Shares of Beneficial Interest--Class B (Equity Opportunities)            275
                                                                      ------
Shares of Beneficial Interest--Class A (Theme)                         4,819
                                                                      ------
Shares of Beneficial Interest--Class B (Theme)                         3,276
                                                                      ------
Shares of Beneficial Interest--Class A (Small Cap)                    17,625
                                                                      ------
Shares of Beneficial Interest--Class B (Small Cap)                     9,057
                                                                      ------
Shares of Beneficial Interest--Class A (MicroCap)                          0
                                                                      ------
Shares of Beneficial Interest--Class B (MicroCap)                          0
                                                                      ------

Item 27. Indemnification

  Registrant's indemnification provision is set forth in Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser

  See "Management of the Fund" in the Prospectus and "Services of the Advisers" and in the Statement of Additional Information which is included in this Post-Effective Amendment.

  There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of National Securities & Research Corporation and Phoenix Investment Counsel, Inc. is, or at any time during the past two years has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.


 Name and Position with
Investment Advisors                       Other Business, Profession, Vocation or Employment
------------------------------------  -----------------------------------------------------------
Michael E. Haylon                      Executive Vice President--Investments, Phoenix Duff & Phelps
  Director and President               Corporation. Director, Phoenix Equity Planning Corporation.
                                       Executive Vice President, Phoenix Funds and Phoenix-Aberdeen
                                       Series Fund. Vice President, Phoenix Duff & Phelps Institutional
                                       Mutual Funds. Senior Vice President, Securities Investments,
                                       Phoenix Home Life Mutual Insurance Company.

Philip R. McLoughlin                   Director, Vice Chairman and Chief Executive Officer, Phoenix
  Director and Chairman                Duff & Phelps Corporation. Director and Executive Vice President,
                                       Investments, Phoenix Home Life Mutual Insurance Company.
                                       Director and President, Phoenix Equity Planning Corporation.
                                       Director/Trustee and President, Phoenix Funds. Trustee and
                                       President, Phoenix Duff & Phelps Institutional Mutual Funds
                                       and Phoenix-Aberdeen Series Fund. Director and Executive Vice
                                       President, Phoenix Life and Annuity Company and PHL Variable
                                       Insurance Company. Director, Phoenix Realty Group, Inc., Phoenix
                                       Realty Advisors, Inc., Phoenix Realty Investors, Inc., Phoenix
                                       Realty Securities, Inc., and Phoenix Founders, Inc., and World
                                       Trust Fund. Trustee, Duff & Phelps Utilities Tax-Free Income
                                       Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                       Director and Vice President, PM Holdings, Inc. Director, W.S.
                                       Griffith & Co., Inc., Phoenix Charter Oak Trust Company and
                                       Worldwide Phoenix Offshore, Inc.

David R. Pepin                         Executive Vice President and Director, Phoenix Duff & Phelps
  Director                             Corporation. Managing Director, Phoenix- Aberdeen
                                       International Advisors, LLC. Director and Executive Vice
                                       President, Mutual Fund Sales and Operations, Phoenix Equity
                                       Planning Corporation. Executive Vice President, Phoenix Funds,
                                       Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-
                                       Aberdeen Series Fund. Vice President, Phoenix Home Life Mutual
                                       Insurance Company.

William J. Newman                      Senior Vice President, The Phoenix Edge Series Fund, Phoenix
  Executive Vice President and Chief   Income and Growth Fund, Phoenix Multi- Portfolio Fund, Phoenix
  Investment Strategist                Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix
                                       Strategic Equity Series Fund, Phoenix Worldwide Opportunities
                                       Fund, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                       Institutional Mutual Funds. Vice President, Common Stock and
                                       Chief Investment Strategist, Phoenix Home Life Mutual Insurance
                                       Company.

William R. Moyer                       Senior Vice President and Chief Financial Officer, Phoenix Duff
  Senior Vice President,               & Phelps Corporation. Senior Vice President and Chief Financial
   Chief Financial                     Officer, Phoenix Equity Planning Corporation. Vice President,
   Officer and Treasurer               Phoenix Funds, Phoenix Duff & Phelps Institutional Mutual Funds,
                                       and Phoenix-Aberdeen Series Fund. Senior Vice President, Chief
                                       Financial Officer and Treasurer, W.S. Griffith and Co., Inc.
                                       Vice President, Investment Products Finance, Phoenix Home Life
                                       Mutual Insurance Company.


                                     C-3


Name and Position with
Investment Advisors                       Other Business, Profession, Vocation or Employment
------------------------------------  -----------------------------------------------------------
Rosemary T. Strekel                    Vice President, Phoenix Home Life Mutual Insurance Company.
  Senior Vice President and Managing
  Director, Private Placements

Eugene A. Charon                       Vice President and Controller, Phoenix Equity Planning
  Vice President and Controller        Corporation.

Thomas N. Steenburg                    Vice President, Counsel and Secretary, Phoenix Duff & Phelps
  Vice President, Counsel              Corporation and Phoenix Equity Planning Corporation.
  and Secretary

David L. Albrycht                      Vice President, Phoenix Multi-Portfolio Fund, Phoenix
  Managing Director, Fixed Income      Multi-Sector Fixed Income Fund and Phoenix Multi- Sector Short
                                       Term Bond Fund. Portfolio Manager, Phoenix Home Life Mutual
                                       Insurance Company.

Michael K. Arends                      Vice President, Phoenix Series Fund and Phoenix Strategic Equity
  Managing Director, Equities          Series Fund. Portfolio Manager, Phoenix Home Life Mutual
                                       Insurance Company.

Curtiss O. Barrows                     Vice President, Phoenix Series Fund, Phoenix Multi- Portfolio
  Managing Director, Fixed Income      Fund, The Phoenix Edge Series Fund. Portfolio Manager, Public
                                       Bonds, Phoenix Home Life Mutual Insurance Company.

Sandra L. Becker                       Managing Director, Venture Capital and Private Placements,
  Managing Director,                   Phoenix Home Life Mutual Insurance Company.
  Private Placements

David Byerly
  Managing Director, Fixed Income

Mary E. Canning                        Vice President, Phoenix Series Fund, The Phoenix Edge Series
  Managing Director and Investment     Fund and Phoenix Strategic Allocation Fund, Inc. Associate
  Strategist, Equities                 Portfolio Manager, Common Stock, Phoenix Home Life Mutual
                                       Insurance Company.

Paul M. Chute                          Managing Director, Investment Department, Phoenix Home Life
  Managing Director,                   Mutual Insurance Company.
  Private Placements

Nelson Correa                          Managing Director, Private Placements, Phoenix Home Life Mutual
  Managing Director,                   Insurance Company.
   Private Placements

Jeanne H. Dorey                        Vice President, The Phoenix Edge Series Fund, Phoenix
  Managing Director, Equities          Multi-Portfolio Fund and Phoenix Worldwide Opportunities Fund.
                                       Portfolio Manager, International, Phoenix Home Life Mutual
                                       Insurance Company.

Van Harissis                           Vice President, Phoenix Series Fund and The Phoenix Edge Series
  Managing Director, Equities          Fund. Senior Portfolio Manager, Howe & Rusling, Inc.

Richard C. Harland                     Portfolio Manager, Phoenix Home Life Mutual Insurance Company.
  Managing Director, Equities          Senior Institutional Portfolio Manager, Managing Director, J
                                       & W Seligman & Co.



                                     C-4


Name and Position with
Investment Advisors                       Other Business, Profession, Vocation or Employment
------------------------------------  -----------------------------------------------------------
Christopher J. Kelleher                Vice President, Phoenix Series Fund, The Phoenix Edge Series
  Managing Director, Fixed Income      Fund, Phoenix Duff & Phelps Institutional Mutual Funds. Portfolio
                                       Manager, Public Bonds, Phoenix Home Life Mutual Insurance
                                       Company.

Thomas S. Melvin, Jr.                  Vice President, Phoenix Multi-Portfolio Fund and Phoenix Duff
  Managing Director, Equities          & Phelps Institutional Mutual Funds. Portfolio Manager, Common
                                       Stock, Phoenix Home Life Mutual Insurance Company.

C. Edwin Riley, Jr.                    Vice President, Phoenix Series Fund, The Phoenix Edge Series
  Managing Director, Equities          Fund, Phoenix Strategic Allocation Fund, Inc. Director of Equity
                                       Management, NationsBanc.

Amy L. Robinson                        Vice President, The Phoenix Edge Series Fund and Phoenix Series
  Managing Director, Equity Trading    Fund. Managing Director, Securities Administration, Phoenix
                                       Home Life Mutual Insurance Company.

James D. Wehr                          Vice President, The Phoenix Edge Series Fund, Phoenix Series
  Managing Director, Fixed Income      Fund, Phoenix Multi-Portfolio Fund, Phoenix California
                                       Tax-Exempt Bonds, Inc. and Phoenix Duff & Phelps Institutional
                                       Mutual Funds. Managing Director, Public Fixed Income, Phoenix
                                       Home Life Mutual Insurance Company.

Matthew Considine                      Vice President, Phoenix Multi-Portfolio Fund
  Director, Equity Research

Timothy M. Heaney                      Vice President, Phoenix Multi-Portfolio Fund and Phoenix
  Director, Fixed Income Research      California Tax Exempt Bonds, Inc.

Peter S. Lannigan                      Vice President, Phoenix Multi-Portfolio Fund
  Director, Fixed Income Research

Dorothy J. Skaret                      Vice President, Phoenix Series Fund, The Phoenix Edge Series
  Director, Money Market Trading       Fund, Phoenix Duff & Phelps Institutional Mutual Funds,
                                       Phoenix-Aberdeen Series Fund, Phoenix Realty Securities, Inc.
                                       Director, Public Fixed Income, Phoenix Home Life Mutual Insurance
                                       Company.

George I. Askew
  Portfolio Manager, Equities

John M. Hamlin                         Vice President, Phoenix Income and Growth Fund and Phoenix Series
  Portfolio Manager, Equities          Fund. Portfolio Manager, Common Stock, Phoenix Home Life Mutual
                                       Insurance Company.

David Lui                              Vice President, Phoenix Worldwide Opportunities Fund, Phoenix
  Portfolio Manager, Equities          Multi-Portfolio Fund, The Phoenix Edge Series Fund. Associate
                                       Portfolio Manager, International Portfolios, Phoenix Home Life
                                       Mutual Insurance Company. Vice President, Asian Equities,
                                       Alliance Capital Management.

  The respective principal addresses of the companies or other entities named above are as follows:


Alliance Capital Management                         1345 Avenue of the Americas
                                                     New York, NY 10105

Duff & Phelps Utilities Tax-Free Income Inc.         55 East Monroe Street
                                                     Chicago, IL 60603

Duff & Phelps Utility and Corporate Bond Trust Inc.  55 East Monroe Street
                                                     Chicago, IL 60603

Howe & Rusling, Inc.                                 120 East Avenue
                                                     Rochester, NY 14604

J&W Seligman & Co.                                   100 Park Avenue
                                                     New York, NY 10017

NationsBanc                                          One NationsBanc Plaza
                                                     Charlotte, NC 28255

Phoenix-Aberdeen International Advisers LLC          One American Row
                                                     Hartford, CT 06102-5056

PHL Variable Insurance Company                       One American Row
                                                     Hartford, CT 06102-5056

Phoenix-Aberdeen Series Fund                         101 Munson Street
                                                     Greenfield, MA 01301

Phoenix Charter Oak Trust Company                    One American Row
                                                     Hartford, CT 06102-5056

Phoenix Duff & Phelps Corporation                    56 Prospect Street
                                                     P.O. Box 150480
                                                     Hartford, CT 06115-0480

Phoenix Duff & Phelps Institutional Mutual Funds     101 Munson Street
                                                     Greenfield, MA 01301

Phoenix Equity Planning Corporation                  100 Bright Meadow Boulevard
                                                     P.O. Box 2200
                                                     Enfield, CT 06083-2200

Phoenix Founders, Inc.                               38 Prospect Street
                                                     Hartford, CT 06115-0479

Phoenix Home Life Mutual Insurance Company           One American Row
                                                     Hartford, CT 06102-5056

Phoenix Investment Counsel, Inc.                     56 Prospect Street
                                                     Hartford, CT 06115-0480

Phoenix Life and Annuity Company                     One American Row
                                                     Hartford, CT 06102-5056

Phoenix Realty Advisors, Inc.                        38 Prospect Street
                                                     Hartford, CT 06115-0479

Item 29. Principal Distributor



  (a) See "Distribution Plans" and "How to Buy Shares" in the Prospectus and "Distributor" and "Plans of Distribution" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement.



  (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:



         Name and Principal               Positions and Offices        Positions and Offices
          Business Address                  with Distributor              with Registrant
 -----------------------------------  ------------------------------- ------------------------
Michael E. Haylon                     Director                         Executive Vice President
  56 Prospect Street
  P.O. Box 150480
  Hartford, CT 06115-0480

Philip R. McLoughlin                  Director and President           Trustee and President
  One American Row
  Hartford, CT 06115

David R. Pepin                        Director and                     None
  56 Prospect Street                  Executive Vice President,
  P.O. Box 150480                     Mutual Fund Sales
  Hartford, CT 06115-0480             and Operations

Leonard J. Saltiel                    Managing Director,               Vice President
  100 Bright Meadow Blvd.             Operations and Service
  P.O. Box 2200
  Enfield, CT 06083-2200

Paul A. Atkins                        Senior Vice President and        None
  56 Prospect Street                  Sales Manager
  P.O. Box 150480
  Hartford, CT 06115-0480

Maris Lambergs                        Senior Vice President,           None
  100 Bright Meadow Blvd.             Insurance and
  P.O. Box 2200                       Independent Division
  Enfield, CT 06083-2200

William R. Moyer                      Senior Vice President,           Vice President
  100 Bright Meadow Blvd.             and Chief Financial Officer
  P.O. Box 2200
  Enfield, CT 06083-2200

John F. Sharry                        Managing Director,               None
  100 Bright Meadow Blvd.             Mutual Fund Distribution
  P.O. Box 1900
  Enfield, CT 06083-1900

G. Jeffrey Bohne                      Vice President,                  Secretary
  100 Bright Meadow Blvd.             Mutual Fund
  P.O. Box 2200                       Customer Service
  Enfield, CT 06083-2200

Eugene A. Charon                      Vice President and               None
  100 Bright Meadow Blvd.             Controller
  P.O. Box 2200
  Enfield, CT 06083-2200

Nancy G. Curtiss                      Vice President and Treasurer,    Treasurer
  56 Prospect Street                  Fund Accounting
  P.O. Box 150480
  Hartford, CT 06115-0480

William E. Keen III                   Assistant Vice President,        Vice President
  100 Bright Meadow Blvd.             Mutual Fund Regulation
  P.O. Box 1900
  Enfield, CT 06083-1900


                                     C-7

         Name and Principal               Positions and Offices        Positions and Offices
          Business Address                  with Distributor              with Registrant
 -----------------------------------  ------------------------------- ------------------------
Elizabeth R. Sadowinski               Vice President,                  None
  100 Bright Meadow Blvd.             Administration
  P.O. Box 2200
  Enfield, CT 06083-2200
Thomas N. Steenburg                   Vice President,                  Assistant Secretary
  56 Prospect Street                  Counsel and Secretary
  P.O. Box 150480
  Hartford, CT 06115-0480




  (c) Equity Planning received the following commissions or other compensation from the Registrant during the fiscal year ending April 30, 1996:




                   Net Underwriting Compensation on
Name of Principal   Discounts and    Redemption and    Brokerage        Other
   Distributor       Commissions       Repurchase     Commissions    Compensation
 ----------------- ---------------- --------------- --------------  ---------------
Equity Planning        $201,865          $4,675           $0           $71,572


Item 30. Location of Accounts and Records


  Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Series investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal distributor, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.


Item 31. Management Services

  Not applicable.

Item 32. Undertakings

  (a) Not applicable.

  (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.


  (c) Registrant hereby undertakes to file a post-effective amendment using financial statements for Micro Cap Series, which need to be certified, within four to six-months after the effective date of this post-effective amendment to the Registration Statement.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut on the 21st day of February, 1997.


                                        PHOENIX STRATEGIC EQUITY SERIES FUND

ATTEST: /s/ Thomas N. Steenberg         By: /s/ Philip R. McLoughlin
        -------------------------           -----------------------------
           Thomas N. Steenberg                 Philip R. McLoughlin
           Assistant Secretary                 President




  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 21st day of February, 1997.



         Signature                          Title
         ---------                          -----


 ---------------------------
  C. Duane Blinn*                 Trustee


 ---------------------------
  Robert Chesek*                  Trustee


 ---------------------------
  E. Virgil Conway*               Trustee

                                  Treasurer (principal
 ---------------------------      financial and
  Nancy G. Curtiss*               accounting officer)


 ---------------------------
  Harry Dalzell-Payne*            Trustee


 ---------------------------
  Francis E. Jeffries*            Trustee


 ---------------------------
  Leroy Keith, Jr.*               Trustee


                                  Trustee and President
/s/ Philip R. McLoughlin          (principal executive
  --------------------------      officer)
  Philip R. McLoughlin

                                     S-1


         Signature                          Title
         ---------                          -----


 ---------------------------
  Everett L. Morris*              Trustee

 ---------------------------
  James M. Oates*                 Trustee

 ---------------------------
  Calvin J. Pedersen*             Trustee

 ---------------------------
  Philip R. Reynolds*             Trustee

 ---------------------------
  Herbert Roth, Jr.*              Trustee

 ---------------------------
  Richard E. Segerson*            Trustee

 ---------------------------
  Lowell P. Weicker, Jr.*         Trustee

By /s/ Philip R. McLoughlin
   ------------------------------
*Philip R. McLoughlin pursuant to
 powers of attorney filed
 previously.

                                     S-2